Exhibit 10.2

RIVERSIDE MANUFACTURING, INC.	Vermillion State Bank
14280 SUNFISH LAKE BLVD NW	107 East Main Street	Loan Number	54408616
RAMSEY MN 55303-4540	Vermillion, MN 55085	Date	06/20/14
		Maturity Date	ON DEMAND
		Loan Amount $	368,663.33
BORROWER’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	Renewal Of	54408616
“I”, “me” and “my” means each borrower above, together and separately.	“You” and “your” means the lender, its successors and assigns.

I promise to pay you, at your address listed above, the PRINCIPAL sum of Three hundred sixty eight thousand six hundred sixty three & 13/100 Dollars $368,663.33
☒	Single Advance: I will receive all of the loan amount on JUNE 20, 2014. There will be no additional advances under this note.
☐	Multiple Advance: The loan amount shown above is the maximum amount I can borrow under this note. On _______________________________
I will receive $__________ and future principal advances are permitted.
Conditions: The conditions for future advances are

☐
Open End Credit: You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this feature. This feature expires on ______________________________________________.

	☐	Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from 06/20/2014 at the rate of 8.50% per year until AUGUST 15, 2014.
☐	Variable Rate: This rate may then change as stated below.
	☐	Index Rate: The future rate will be ________________________ the following index rate: ___________________________________________

	☐	No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.
	☐	Frequency and Timing: The rate on this note may change as often as __________________________________________________________.
A change in the interest rate will take effect _________________________________________________________________________________.
	☐	Limitations: During the term of this loan, the applicable annual interest rate will not be more than ________% or less than _________ %. The rate may not change more than % each _____________________.
Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
	☐	The amount of each scheduled payment will change. ☐ The amount of the final payment will change.
	☐	.
ACCRUAL METHOD: You will calculate interest on a ACTUAL/360 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
	☐	on the same fixed or variable rate basis in effect before maturity (as indicated above).
	☒	at a rate equal to 18.00%.
☒	LATE CHARGE: If I make a payment more than 10 days after it is due, I agree to pay a late charge of 5.000% of the payment amount with a minimum of $5.00.
☐
ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which           ☐ are              ☐ are not                 included in the principal amount above: __________________________________________________________________________________________________.

☐	Authority: The interest rate and other charges for this loan are authorized by _________________________________________________________.
PAYMENTS: I agree to pay this note as follows:
☒	Interest: I agree to pay accrued interest On Demand, But If No Demand Is Made Then:
See Payment Schedule Below
☒	Principal: I agree to pay the principal On Demand, But If No Demand Is Made Then:
See Payment Schedule Below
☒
Installments: I agree to pay this note in 8 payments. The first payment will be $1,012.50 and will be due JUNE 27, 2014. A payment of $1,012.50 will be due weekly. The final payment of the entire unpaid balance of principal and interest will be due AUGUST 15, 2014.

ADDITIONAL TERMS:

☒ SECURITY: This note is separately secured by (describe separate document by type and date):
COMMERCIAL SECURITY AGREEMENT

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is RENEW EQUIPMENT DEBT.
SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today’s date.
         RIVERSIDE MANUFACTURING, INC.

Signature for Lender	SHELDON A. MAYER, PRESIDENT

MEGHANN E LEE

UNIVERSAL NOTE © 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 1 of 2)

DEFINITIONS: As used on page 1, “☒” means the terms that apply to  this loan. “I”, “me” or “my” means each Borrower who signs this note  and each other person or legal entity (including guarantors, endorsers,  and sureties) who agrees to pay this note (together referred to as “us”).  “You” or “your” means the Lender and its successors and assigns.
APPLICABLE LAW: Minnesota law controls this note. Any term of this note which violates Minnesota law is not effective, unless the law permits you and me to agree to a variation.
If any provision of this agreement is unenforceable, the rest of the  agreement remains in force. I may not change this agreement without your express written consent. Time is of the essence in this agreement.
COMMISSIONS OR OTHER REMUNERATION: I understand and agree that  any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or  other remuneration.
In addition, I understand and agree that some other payments to third  parties as part of this note may also involve money retained by you or  paid back to you as commissions or other remuneration.
PAYMENTS: You will apply each payment I make on this note first to any  amount I owe you for charges which are neither interest nor principal.  You will apply the rest of each payment to any unpaid interest, and then  to the unpaid principal. If you and I agree to a different application of  payments, we will describe our agreement on this note.
I may prepay all or part of this loan without penalty unless we agree to  something different on this note. Any partial prepayment I make will not  excuse or reduce any later scheduled payment until this note is paid in full  (unless, when I make the prepayment, you and I agree in writing to the  contrary).
INTEREST: Interest accrues on the principal remaining unpaid from time  to time, until paid in full. If you give me my loan money in more than one  advance, each advance will start to earn interest only when I receive it.
The interest rate in effect on this note at any time will apply to all the  money you advance at that time. Regardless of anything in this document  that might imply otherwise, I will not pay and you will not charge a rate  of interest that is higher than the maximum rate of interest you could  charge under applicable law for the credit you give me (before or after  maturity).
If you send any erroneous notice of interest, we mutually agree to  correct it. If you collect more interest than the law and this agreement  allow, you agree to refund it to me.
INDEX RATE: The index will serve only as a device for setting the rate on  this note. You do not guarantee by selecting this index, or the margin,  that the rate on this note will be the same rate you charge on any other  loans or class of loans to me or other borrowers.
ACCRUAL METHOD: You will calculate the amount of interest I will pay  on this loan using the interest rate and accrual method on page 1 of this  note. When calculating interest, you will use the accrual method to  determine the number of days in a “year.” If you do not state an accrual  method, you may use any reasonable accrual method to calculate  interest.
POST MATURITY RATE: In deciding when the “Post Maturity Rate” (on  page 1) applies, “maturity” means: 1.) The date of the last scheduled  payment indicated on page 1 of this note, or; 2.) The date you accelerate  payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS: If this is a single advance loan, you and I  expect that you will make only one advance of principal. However, you  may add other amounts to the principal if you make any payments  described in the “PAYMENTS BY LENDER” paragraph below.
MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I  expect that you will make more than one advance of principal. If this is  closed-end credit. I am not entitled to additional credit if I repay a part of  the principal.
PAYMENTS BY LENDER: If you are authorized to pay, on my behalf,  charges I am obligated to pay (such as property insurance premiums),  then you may treat those payments made by you as advances and add  them to the unpaid principal under this note. Or, you may demand  immediate payment of the charges.
SET-OFF: You may set off any amount due and payable under this note  against any right I have to receive money from you.
“Right to receive money from you” means:
(1)     any deposit account balance I have with you;
(2)     any money owed to me on an item presented to you or in your possession for collection or exchange; and
(3)     any repurchase agreement or other nondeposit obligation.
“Any amount due and payable under this note” means the total  amount of which you are entitled to demand payment under the terms of  this note at the time you set off. This total includes any balance the due  date for which you properly accelerate under this note.
If someone who has not agreed to pay this note also owns my right to  receive money from you, your set-off right will apply to my interest in the  obligation, and to any other amounts I could withdraw on my sole request  or endorsement.
Your set-off right does not apply to an account or other obligation  where my rights are only as a representative. It also does not apply to  any Individual Retirement Account or other tax-deferred retirement  account.
You will not be liable for the dishonor of any check when the dishonor  occurs because you set off this debt against one of my accounts. I will  assume the liability and relieve you of all responsibility for any such claim  that occurs if you set off this debt against one of my accounts.

REAL ESTATE OR RESIDENCE SECURITY: If I am giving you any real  estate or a residence that is personal property, as security for this note, I  have signed a separate security agreement. Default and your remedies for  default are determined by applicable law and by the security agreement.  Default and your remedies may also be determined by the “Default” and “Remedies” paragraphs below, to the extent they are not prohibited by  law or contrary to the security agreement.
DEFAULT: I will be in default if any of the following happen:
(1)     I fail to make a payment on time or in the amount due;
(2)     I fail to keep the property insured, if required;
(3)     I fail to pay, or keep any promise, on any debt or agreement I have with you;
(4)     any other creditors of mine try to collect any debt I owe them  through court proceedings;
(5)     I die, am declared incompetent, make an assignment for the benefit  of creditors, or become insolvent (either because my liabilities  exceed my assets or I am unable to pay my debts as they become due);
(6)     I make any written statement or provide any financial information  that is untrue or inaccurate when it was provided;
(7)     I do or fail to do something which causes you to believe that you  will have difficulty collecting the amount l owe you;
(8)     any collateral securing this note is used in a manner or for a  purpose which threatens confiscation by a legal authority;
(9)     I change my name or assume an additional name without first  notifying you;
(10)   I fail to plant, cultivate and harvest crops in due season;
(11)   any loan proceeds are used for a purpose that will contribute to  excessive erosion of highly erodible land, or to the conversion of  wetlands to produce an agricultural commodity, as explained in 7  C.F.R. Part 1940, Subpart G, Exhibit M.
REMEDIES: If I am in default on this note, you have, but are not limited  to, the following remedies:
(1)     You may demand immediate payment of everything I owe under  this note;
(2)     You may set off this debt against any right I have to the payment  of money from you, subject to the terms of the “SET-OFF”  paragraph;
(3)     You may demand security, additional security, or additional parties  to be obligated to pay this note as a condition for not using any  other remedy;
(4)     You may refuse to make advances to me or allow me to make  credit purchases;
(5)     You may use any remedy you have under state or federal law.
If you choose one of these remedies, you do not give up your right to  use any other remedy later. By waiving your right to declare an event to  be a default, you do not waive your right to later consider the event as a  default if it continues or happens again.
COLLECTION COSTS AND ATTORNEY’S FEES: I will pay all costs of  collection, replevin (an action for the recovery of property wrongfully  taken or detained), or any other or similar type of cost if I am in default.
In addition, if you hire an attorney to collect this note, I will pay  attorney’s fees plus court costs (except where prohibited by law). To the  extent permitted by the United States Bankruptcy Code, I will also pay  the reasonable attorney’s fees and costs you are charged to collect this  debt as awarded by any court under the Bankruptcy Code’s jurisdiction.
WAIVER: I give up my rights to require you to:
(1)     demand payment of amounts due (presentment);
(2)     obtain official certification of nonpayment (protest);
(3)     give notice that amounts due have not been paid (notice of  dishonor).
I waive any defenses I have based on suretyship or impairment of  collateral.
OBLIGATIONS INDEPENDENT: I must pay this note even if someone else  has also agreed to pay it (by, for example, signing this form or a separate  guarantee or endorsement).
You may sue me alone, anyone else obligated on this note, or any  number of us together, to collect this note. You may do so without any  notice that it has not been paid (notice of dishonor).
You may, without notice, release any party to the agreement without  releasing any other party.
If you give up any of your rights, with or without notice, it will not  affect my duty to pay this note.
Any extension of new credit to any of us, or renewal of this note by  all or less than all of us, will not release me from my duty to pay it. (Of  course, you are entitled to only one payment in full.) You may extend this  note or the debt represented by this note, or any portion of the note or  debt, from time to time without limit or notice. You may do this without  affecting my liability for payment of the note.
I will not assign my obligation under this agreement without your prior  written approval.
FINANCIAL INFORMATION: I will provide you, at your request, accurate,  correct and complete financial statements or information you need.
NOTICE: Unless otherwise required by law, you will give any notice to me  by delivering it or mailing it by first class mail to my last known address.  My current address is on page 1. I will inform you in writing of any  change in my address. I will give any notice to you by mailing it first class  to your address stated on page 1 of this agreement, or to any other  address you give me.

DATE OF TRANSACTION	PRINCIPAL ADVANCE	BORROWER’S INITIALS (not required)	PRINCIPAL PAYMENTS	PRINCIPAL BALANCE	INTEREST RATE	INTEREST PAYMENTS	INTEREST PAID THROUGH:
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$

Complete the following for consumer transactions secured by dwelling.
Loan origination organization    Vermillion State Bank
NMLS ID                                504763
Loan originator      Meghann Lee-Most
NMLS ID     699377

© 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 2 of 2)

RIVERSIDE MANUFACTURING, INC.	Vermillion State Bank
14280 SUNFISH LAKE BLVD NW	107 East Main Street	Loan Number	54408616
RAMSEY MN 55303-4540	Vermillion, MN 55085	Date	10/04/13
		Maturity Date	ON DEMAND
		Loan Amount $	383,376.76
BORROWER’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	Renewal Of	54408616
“I”, “me” and “my” means each borrower above, together and separately.	“You” and “your” means the lender, its successors and assigns.

I promise to pay you, at your address listed above, the PRINCIPAL sum of Three hundred eighty three thousand three hundred seventy six & 76/100 Dollars $383,376.76
☒	Single Advance: I will receive all of the loan amount on OCTOBER 04, 2013. There will be no additional advances under this note.
☐	Multiple Advance: The loan amount shown above is the maximum amount I can borrow under this note. On _______________________________
I will receive $__________ and future principal advances are permitted.
Conditions: The conditions for future advances are

☐
Open End Credit: You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this feature. This feature expires on ______________________________________________.

	☐	Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from 10/04/13 at the rate of 8.50% per year until MAY 02, 2014.
☐	Variable Rate: This rate may then change as stated below.
	☐	Index Rate: The future rate will be ________________________ the following index rate: ___________________________________________

	☐	No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.
	☐	Frequency and Timing: The rate on this note may change as often as __________________________________________________________.
A change in the interest rate will take effect _________________________________________________________________________________.
	☐	Limitations: During the term of this loan, the applicable annual interest rate will not be more than ________% or less than _________ %. The rate may not change more than % each _____________________.
Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
	☐	The amount of each scheduled payment will change. ☐ The amount of the final payment will change.
	☐	.
ACCRUAL METHOD: You will calculate interest on a Actual/360 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
	☐	on the same fixed or variable rate basis in effect before maturity (as indicated above).
	☒	at a rate equal to 18.00%.
☒	LATE CHARGE: If I make a payment more than 10 days after it is due, I agree to pay a late charge of 5.000% of the payment amount with a minimum of $5.00.
☐
ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which           ☐ are              ☐ are not                 included in the principal amount above: __________________________________________________________________________________________________.

☐	Authority: The interest rate and other charges for this loan are authorized by _________________________________________________________.
PAYMENTS: I agree to pay this note as follows:
☒	Interest: I agree to pay accrued interest On Demand, But If No Demand Is Made Then:
See Payment Schedule Below
☒	Principal: I agree to pay the principal On Demand, But If No Demand Is Made Then:
See Payment Schedule Below
☒
Installments: I agree to pay this note in 30 payments. The first payment will be $1,012.50 and will be due OCTOBER 11, 2013. A payment of $1,012.50 will be due weekly. The final payment of the entire unpaid balance of principal and interest will be due MAY 02, 2014.

ADDITIONAL TERMS:

☒ SECURITY: This note is separately secured by (describe separate document by type and date):
COMMERCIAL SECURITY AGREEMENT

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is REFINANCE EXISTING DEBT.
SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today’s date.
         RIVERSIDE MANUFACTURING, INC.

Signature for Lender	SHELDON MAYER, PRESIDENT/SECRETARY

MEGHANN E LEE

UNIVERSAL NOTE © 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 1 of 2)

DEFINITIONS: As used on page 1, “☒” means the terms that apply to  this loan. “I”, “me” or “my” means each Borrower who signs this note  and each other person or legal entity (including guarantors, endorsers,  and sureties) who agrees to pay this note (together referred to as “us”).  “You” or “your” means the Lender and its successors and assigns.
APPLICABLE LAW: Minnesota law controls this note. Any term of this note which violates Minnesota law is not effective, unless the law permits you and me to agree to a variation.
If any provision of this agreement is unenforceable, the rest of the  agreement remains in force. I may not change this agreement without your express written consent. Time is of the essence in this agreement.
COMMISSIONS OR OTHER REMUNERATION: I understand and agree that  any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or  other remuneration.
In addition, I understand and agree that some other payments to third  parties as part of this note may also involve money retained by you or  paid back to you as commissions or other remuneration.
PAYMENTS: You will apply each payment I make on this note first to any  amount I owe you for charges which are neither interest nor principal.  You will apply the rest of each payment to any unpaid interest, and then  to the unpaid principal. If you and I agree to a different application of  payments, we will describe our agreement on this note.
I may prepay all or part of this loan without penalty unless we agree to  something different on this note. Any partial prepayment I make will not  excuse or reduce any later scheduled payment until this note is paid in full  (unless, when I make the prepayment, you and I agree in writing to the  contrary).
INTEREST: Interest accrues on the principal remaining unpaid from time  to time, until paid in full. If you give me my loan money in more than one  advance, each advance will start to earn interest only when I receive it.
The interest rate in effect on this note at any time will apply to all the  money you advance at that time. Regardless of anything in this document  that might imply otherwise, I will not pay and you will not charge a rate  of interest that is higher than the maximum rate of interest you could  charge under applicable law for the credit you give me (before or after  maturity).
If you send any erroneous notice of interest, we mutually agree to  correct it. If you collect more interest than the law and this agreement  allow, you agree to refund it to me.
INDEX RATE: The index will serve only as a device for setting the rate on  this note. You do not guarantee by selecting this index, or the margin,  that the rate on this note will be the same rate you charge on any other  loans or class of loans to me or other borrowers.
ACCRUAL METHOD: You will calculate the amount of interest I will pay  on this loan using the interest rate and accrual method on page 1 of this  note. When calculating interest, you will use the accrual method to  determine the number of days in a “year.” If you do not state an accrual  method, you may use any reasonable accrual method to calculate  interest.
POST MATURITY RATE: In deciding when the “Post Maturity Rate” (on  page 1) applies, “maturity” means: 1.) The date of the last scheduled  payment indicated on page 1 of this note, or; 2.) The date you accelerate  payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS: If this is a single advance loan, you and I  expect that you will make only one advance of principal. However, you  may add other amounts to the principal if you make any payments  described in the “PAYMENTS BY LENDER” paragraph below.
MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I  expect that you will make more than one advance of principal. If this is  closed-end credit. I am not entitled to additional credit if I repay a part of  the principal.
PAYMENTS BY LENDER: If you are authorized to pay, on my behalf,  charges I am obligated to pay (such as property insurance premiums),  then you may treat those payments made by you as advances and add  them to the unpaid principal under this note. Or, you may demand  immediate payment of the charges.
SET-OFF: You may set off any amount due and payable under this note  against any right I have to receive money from you.
“Right to receive money from you” means:
(1)     any deposit account balance I have with you;
(2)     any money owed to me on an item presented to you or in your possession for collection or exchange; and
(3)     any repurchase agreement or other nondeposit obligation.
“Any amount due and payable under this note” means the total  amount of which you are entitled to demand payment under the terms of  this note at the time you set off. This total includes any balance the due  date for which you properly accelerate under this note.
If someone who has not agreed to pay this note also owns my right to  receive money from you, your set-off right will apply to my interest in the  obligation, and to any other amounts I could withdraw on my sole request  or endorsement.
Your set-off right does not apply to an account or other obligation  where my rights are only as a representative. It also does not apply to  any Individual Retirement Account or other tax-deferred retirement  account.
You will not be liable for the dishonor of any check when the dishonor  occurs because you set off this debt against one of my accounts. I will  assume the liability and relieve you of all responsibility for any such claim  that occurs if you set off this debt against one of my accounts.

REAL ESTATE OR RESIDENCE SECURITY: If I am giving you any real  estate or a residence that is personal property, as security for this note, I  have signed a separate security agreement. Default and your remedies for  default are determined by applicable law and by the security agreement.  Default and your remedies may also be determined by the “Default” and “Remedies” paragraphs below, to the extent they are not prohibited by  law or contrary to the security agreement.
DEFAULT: I will be in default if any of the following happen:
(1)     I fail to make a payment on time or in the amount due;
(2)     I fail to keep the property insured, if required;
(3)     I fail to pay, or keep any promise, on any debt or agreement I have with you;
(4)     any other creditors of mine try to collect any debt I owe them  through court proceedings;
(5)     I die, am declared incompetent, make an assignment for the benefit  of creditors, or become insolvent (either because my liabilities  exceed my assets or I am unable to pay my debts as they become due);
(6)     I make any written statement or provide any financial information  that is untrue or inaccurate when it was provided;
(7)     I do or fail to do something which causes you to believe that you  will have difficulty collecting the amount l owe you;
(8)     any collateral securing this note is used in a manner or for a  purpose which threatens confiscation by a legal authority;
(9)     I change my name or assume an additional name without first  notifying you;
(10)   I fail to plant, cultivate and harvest crops in due season;
(11)   any loan proceeds are used for a purpose that will contribute to  excessive erosion of highly erodible land, or to the conversion of  wetlands to produce an agricultural commodity, as explained in 7  C.F.R. Part 1940, Subpart G, Exhibit M.
REMEDIES: If I am in default on this note, you have, but are not limited  to, the following remedies:
(1)     You may demand immediate payment of everything I owe under  this note;
(2)     You may set off this debt against any right I have to the payment  of money from you, subject to the terms of the “SET-OFF”  paragraph;
(3)     You may demand security, additional security, or additional parties  to be obligated to pay this note as a condition for not using any  other remedy;
(4)     You may refuse to make advances to me or allow me to make  credit purchases;
(5)     You may use any remedy you have under state or federal law.
If you choose one of these remedies, you do not give up your right to  use any other remedy later. By waiving your right to declare an event to  be a default, you do not waive your right to later consider the event as a  default if it continues or happens again.
COLLECTION COSTS AND ATTORNEY’S FEES: I will pay all costs of  collection, replevin (an action for the recovery of property wrongfully  taken or detained), or any other or similar type of cost if I am in default.
In addition, if you hire an attorney to collect this note, I will pay  attorney’s fees plus court costs (except where prohibited by law). To the  extent permitted by the United States Bankruptcy Code, I will also pay  the reasonable attorney’s fees and costs you are charged to collect this  debt as awarded by any court under the Bankruptcy Code’s jurisdiction.
WAIVER: I give up my rights to require you to:
(1)     demand payment of amounts due (presentment);
(2)     obtain official certification of nonpayment (protest);
(3)     give notice that amounts due have not been paid (notice of  dishonor).
I waive any defenses I have based on suretyship or impairment of  collateral.
OBLIGATIONS INDEPENDENT: I must pay this note even if someone else  has also agreed to pay it (by, for example, signing this form or a separate  guarantee or endorsement).
You may sue me alone, anyone else obligated on this note, or any  number of us together, to collect this note. You may do so without any  notice that it has not been paid (notice of dishonor).
You may, without notice, release any party to the agreement without  releasing any other party.
If you give up any of your rights, with or without notice, it will not  affect my duty to pay this note.
Any extension of new credit to any of us, or renewal of this note by  all or less than all of us, will not release me from my duty to pay it. (Of  course, you are entitled to only one payment in full.) You may extend this  note or the debt represented by this note, or any portion of the note or  debt, from time to time without limit or notice. You may do this without  affecting my liability for payment of the note.
I will not assign my obligation under this agreement without your prior  written approval.
FINANCIAL INFORMATION: I will provide you, at your request, accurate,  correct and complete financial statements or information you need.
NOTICE: Unless otherwise required by law, you will give any notice to me  by delivering it or mailing it by first class mail to my last known address.  My current address is on page 1. I will inform you in writing of any  change in my address. I will give any notice to you by mailing it first class  to your address stated on page 1 of this agreement, or to any other  address you give me.

DATE OF TRANSACTION	PRINCIPAL ADVANCE	BORROWER’S INITIALS (not required)	PRINCIPAL PAYMENTS	PRINCIPAL BALANCE	INTEREST RATE	INTEREST PAYMENTS	INTEREST PAID THROUGH:
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$

© 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 2 of 2)

RIVERSIDE MANUFACTURING, INC.	Vermillion State Bank
14280 SUNFISH LAKE BLVD NW	107 East Main Street	Loan Number	54408616
RAMSEY MN 55303-4540	Vermillion, MN 55085	Date	07/19/13
		Maturity Date	ON DEMAND
		Loan Amount $	386,385.62
BORROWER’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	Renewal Of	54408616
“I”, “me” and “my” means each borrower above, together and separately.	“You” and “your” means the lender, its successors and assigns.

I promise to pay you, at your address listed above, the PRINCIPAL sum of Three hundred eighty six thousand three hundred eighty five & 62/100 Dollars $386,385.62
☒	Single Advance: I will receive all of the loan amount on JULY 19, 2013. There will be no additional advances under this note.
☐	Multiple Advance: The loan amount shown above is the maximum amount I can borrow under this note. On _______________________________
I will receive $__________ and future principal advances are permitted.
Conditions: The conditions for future advances are

☐
Open End Credit: You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this feature. This feature expires on ______________________________________________.

	☐	Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from 07/19/13 at the rate of 9.50% per year until JANUARY 03, 2014.
☐	Variable Rate: This rate may then change as stated below.
	☐	Index Rate: The future rate will be ________________________ the following index rate: ___________________________________________

	☐	No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.
	☐	Frequency and Timing: The rate on this note may change as often as __________________________________________________________.
A change in the interest rate will take effect _________________________________________________________________________________.
	☐	Limitations: During the term of this loan, the applicable annual interest rate will not be more than ________% or less than _________ %. The rate may not change more than % each _____________________.
Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
	☐	The amount of each scheduled payment will change. ☐ The amount of the final payment will change.
	☐	.
ACCRUAL METHOD: You will calculate interest on a ACTUAL/360 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
	☐	on the same fixed or variable rate basis in effect before maturity (as indicated above).
	☒	at a rate equal to 18.00%.
☒	LATE CHARGE: If I make a payment more than 10 days after it is due, I agree to pay a late charge of 5.000% of the payment amount with a minimum of $5.00.
☐
ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which           ☐ are              ☐ are not                 included in the principal amount above: __________________________________________________________________________________________________.

☐	Authority: The interest rate and other charges for this loan are authorized by _________________________________________________________.
PAYMENTS: I agree to pay this note as follows:
☒	Interest: I agree to pay accrued interest On Demand, But If No Demand Is Made Then:
See Payment Schedule Below
☒	Principal: I agree to pay the principal On Demand, But If No Demand Is Made Then:
See Payment Schedule Below
☒
Installments: I agree to pay this note in 24 payments. The first payment will be $1,012.50 and will be due July 26, 2013. A payment of $1,012.50 will be due weekly. The final payment of the entire unpaid balance of principal and interest will be due JANUARY 03, 2014.

ADDITIONAL TERMS:

☒ SECURITY: This note is separately secured by (describe separate document by type and date):
COMMERCIAL SECURITY AGREEMENT

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is REFINANCE EXISTING DEBT.
SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today’s date.
         RIVERSIDE MANUFACTURING, INC.

Signature for Lender	SHELDON MAYER, PRESIDENT/SECRETARY

MEGHANN E LEE

UNIVERSAL NOTE © 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 1 of 2)

DEFINITIONS: As used on page 1, “☒” means the terms that apply to  this loan. “I”, “me” or “my” means each Borrower who signs this note  and each other person or legal entity (including guarantors, endorsers,  and sureties) who agrees to pay this note (together referred to as “us”).  “You” or “your” means the Lender and its successors and assigns.
APPLICABLE LAW: Minnesota law controls this note. Any term of this note which violates Minnesota law is not effective, unless the law permits you and me to agree to a variation.
If any provision of this agreement is unenforceable, the rest of the  agreement remains in force. I may not change this agreement without your express written consent. Time is of the essence in this agreement.
COMMISSIONS OR OTHER REMUNERATION: I understand and agree that  any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or  other remuneration.
In addition, I understand and agree that some other payments to third  parties as part of this note may also involve money retained by you or  paid back to you as commissions or other remuneration.
PAYMENTS: You will apply each payment I make on this note first to any  amount I owe you for charges which are neither interest nor principal.  You will apply the rest of each payment to any unpaid interest, and then  to the unpaid principal. If you and I agree to a different application of  payments, we will describe our agreement on this note.
I may prepay all or part of this loan without penalty unless we agree to  something different on this note. Any partial prepayment I make will not  excuse or reduce any later scheduled payment until this note is paid in full  (unless, when I make the prepayment, you and I agree in writing to the  contrary).
INTEREST: Interest accrues on the principal remaining unpaid from time  to time, until paid in full. If you give me my loan money in more than one  advance, each advance will start to earn interest only when I receive it.
The interest rate in effect on this note at any time will apply to all the  money you advance at that time. Regardless of anything in this document  that might imply otherwise, I will not pay and you will not charge a rate  of interest that is higher than the maximum rate of interest you could  charge under applicable law for the credit you give me (before or after  maturity).
If you send any erroneous notice of interest, we mutually agree to  correct it. If you collect more interest than the law and this agreement  allow, you agree to refund it to me.
INDEX RATE: The index will serve only as a device for setting the rate on  this note. You do not guarantee by selecting this index, or the margin,  that the rate on this note will be the same rate you charge on any other  loans or class of loans to me or other borrowers.
ACCRUAL METHOD: You will calculate the amount of interest I will pay  on this loan using the interest rate and accrual method on page 1 of this  note. When calculating interest, you will use the accrual method to  determine the number of days in a “year.” If you do not state an accrual  method, you may use any reasonable accrual method to calculate  interest.
POST MATURITY RATE: In deciding when the “Post Maturity Rate” (on  page 1) applies, “maturity” means: 1.) The date of the last scheduled  payment indicated on page 1 of this note, or; 2.) The date you accelerate  payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS: If this is a single advance loan, you and I  expect that you will make only one advance of principal. However, you  may add other amounts to the principal if you make any payments  described in the “PAYMENTS BY LENDER” paragraph below.
MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I  expect that you will make more than one advance of principal. If this is  closed-end credit. I am not entitled to additional credit if I repay a part of  the principal.
PAYMENTS BY LENDER: If you are authorized to pay, on my behalf,  charges I am obligated to pay (such as property insurance premiums),  then you may treat those payments made by you as advances and add  them to the unpaid principal under this note. Or, you may demand  immediate payment of the charges.
SET-OFF: You may set off any amount due and payable under this note  against any right I have to receive money from you.
“Right to receive money from you” means:
(1)     any deposit account balance I have with you;
(2)     any money owed to me on an item presented to you or in your possession for collection or exchange; and
(3)     any repurchase agreement or other nondeposit obligation.
“Any amount due and payable under this note” means the total  amount of which you are entitled to demand payment under the terms of  this note at the time you set off. This total includes any balance the due  date for which you properly accelerate under this note.
If someone who has not agreed to pay this note also owns my right to  receive money from you, your set-off right will apply to my interest in the  obligation, and to any other amounts I could withdraw on my sole request  or endorsement.
Your set-off right does not apply to an account or other obligation  where my rights are only as a representative. It also does not apply to  any Individual Retirement Account or other tax-deferred retirement  account.
You will not be liable for the dishonor of any check when the dishonor  occurs because you set off this debt against one of my accounts. I will  assume the liability and relieve you of all responsibility for any such claim  that occurs if you set off this debt against one of my accounts.

REAL ESTATE OR RESIDENCE SECURITY: If I am giving you any real  estate or a residence that is personal property, as security for this note, I  have signed a separate security agreement. Default and your remedies for  default are determined by applicable law and by the security agreement.  Default and your remedies may also be determined by the “Default” and “Remedies” paragraphs below, to the extent they are not prohibited by  law or contrary to the security agreement.
DEFAULT: I will be in default if any of the following happen:
(1)     I fail to make a payment on time or in the amount due;
(2)     I fail to keep the property insured, if required;
(3)     I fail to pay, or keep any promise, on any debt or agreement I have with you;
(4)     any other creditors of mine try to collect any debt I owe them  through court proceedings;
(5)     I die, am declared incompetent, make an assignment for the benefit  of creditors, or become insolvent (either because my liabilities  exceed my assets or I am unable to pay my debts as they become due);
(6)     I make any written statement or provide any financial information  that is untrue or inaccurate when it was provided;
(7)     I do or fail to do something which causes you to believe that you  will have difficulty collecting the amount l owe you;
(8)     any collateral securing this note is used in a manner or for a  purpose which threatens confiscation by a legal authority;
(9)     I change my name or assume an additional name without first  notifying you;
(10)   I fail to plant, cultivate and harvest crops in due season;
(11)   any loan proceeds are used for a purpose that will contribute to  excessive erosion of highly erodible land, or to the conversion of  wetlands to produce an agricultural commodity, as explained in 7  C.F.R. Part 1940, Subpart G, Exhibit M.
REMEDIES: If I am in default on this note, you have, but are not limited  to, the following remedies:
(1)     You may demand immediate payment of everything I owe under  this note;
(2)     You may set off this debt against any right I have to the payment  of money from you, subject to the terms of the “SET-OFF”  paragraph;
(3)     You may demand security, additional security, or additional parties  to be obligated to pay this note as a condition for not using any  other remedy;
(4)     You may refuse to make advances to me or allow me to make  credit purchases;
(5)     You may use any remedy you have under state or federal law.
If you choose one of these remedies, you do not give up your right to  use any other remedy later. By waiving your right to declare an event to  be a default, you do not waive your right to later consider the event as a  default if it continues or happens again.
COLLECTION COSTS AND ATTORNEY’S FEES: I will pay all costs of  collection, replevin (an action for the recovery of property wrongfully  taken or detained), or any other or similar type of cost if I am in default.
In addition, if you hire an attorney to collect this note, I will pay  attorney’s fees plus court costs (except where prohibited by law). To the  extent permitted by the United States Bankruptcy Code, I will also pay  the reasonable attorney’s fees and costs you are charged to collect this  debt as awarded by any court under the Bankruptcy Code’s jurisdiction.
WAIVER: I give up my rights to require you to:
(1)     demand payment of amounts due (presentment);
(2)     obtain official certification of nonpayment (protest);
(3)     give notice that amounts due have not been paid (notice of  dishonor).
I waive any defenses I have based on suretyship or impairment of  collateral.
OBLIGATIONS INDEPENDENT: I must pay this note even if someone else  has also agreed to pay it (by, for example, signing this form or a separate  guarantee or endorsement).
You may sue me alone, anyone else obligated on this note, or any  number of us together, to collect this note. You may do so without any  notice that it has not been paid (notice of dishonor).
You may, without notice, release any party to the agreement without  releasing any other party.
If you give up any of your rights, with or without notice, it will not  affect my duty to pay this note.
Any extension of new credit to any of us, or renewal of this note by  all or less than all of us, will not release me from my duty to pay it. (Of  course, you are entitled to only one payment in full.) You may extend this  note or the debt represented by this note, or any portion of the note or  debt, from time to time without limit or notice. You may do this without  affecting my liability for payment of the note.
I will not assign my obligation under this agreement without your prior  written approval.
FINANCIAL INFORMATION: I will provide you, at your request, accurate,  correct and complete financial statements or information you need.
NOTICE: Unless otherwise required by law, you will give any notice to me  by delivering it or mailing it by first class mail to my last known address.  My current address is on page 1. I will inform you in writing of any  change in my address. I will give any notice to you by mailing it first class  to your address stated on page 1 of this agreement, or to any other  address you give me.

DATE OF TRANSACTION	PRINCIPAL ADVANCE	BORROWER’S INITIALS (not required)	PRINCIPAL PAYMENTS	PRINCIPAL BALANCE	INTEREST RATE	INTEREST PAYMENTS	INTEREST PAID THROUGH:
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$

© 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 2 of 2)

RIVERSIDE MANUFACTURING, INC.	Vermillion State Bank
14280 SUNFISH LAKE BLVD NW	107 East Main Street	Loan Number	54408616
RAMSEY MN 55303-4540	Vermillion, MN 55085	Date	03/08/13
		Maturity Date	ON DEMAND
		Loan Amount $	392,194.96
BORROWER’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	Renewal Of	54408616
“I”, “me” and “my” means each borrower above, together and separately.	“You” and “your” means the lender, its successors and assigns.

I promise to pay you, at your address listed above, the PRINCIPAL sum of Three hundred ninety two thousand one hundred ninety four & 96/100 Dollars $392,194.96
☒	Single Advance: I will receive all of the loan amount on MARCH 08, 2013. There will be no additional advances under this note.
☐	Multiple Advance: The loan amount shown above is the maximum amount I can borrow under this note. On _______________________________
I will receive $__________ and future principal advances are permitted.
Conditions: The conditions for future advances are

☐
Open End Credit: You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this feature. This feature expires on ______________________________________________.

	☐	Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from 03/08/13 at the rate of 9.50% per year until JUNE 07, 2013.
☐	Variable Rate: This rate may then change as stated below.
	☐	Index Rate: The future rate will be ________________________ the following index rate: ___________________________________________

	☐	No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.
	☐	Frequency and Timing: The rate on this note may change as often as __________________________________________________________.
A change in the interest rate will take effect _________________________________________________________________________________.
	☐	Limitations: During the term of this loan, the applicable annual interest rate will not be more than ________% or less than _________ %. The rate may not change more than % each _____________________.
Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
	☐	The amount of each scheduled payment will change. ☐ The amount of the final payment will change.
	☐	.
ACCRUAL METHOD: You will calculate interest on a ACTUAL/360 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
	☐	on the same fixed or variable rate basis in effect before maturity (as indicated above).
	☒	at a rate equal to 18.00%.
☒	LATE CHARGE: If I make a payment more than 10 days after it is due, I agree to pay a late charge of 5.000% of the payment amount with a minimum of $5.00.
☐
ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which           ☐ are              ☐ are not                 included in the principal amount above: __________________________________________________________________________________________________.

☐	Authority: The interest rate and other charges for this loan are authorized by _________________________________________________________.
PAYMENTS: I agree to pay this note as follows:
☒	Interest: I agree to pay accrued interest On Demand, But If No Demand Is Made Then:
See Payment Schedule Below
☒	Principal: I agree to pay the principal On Demand, But If No Demand Is Made Then:
See Payment Schedule Below
☒
Installments: I agree to pay this note in 13 payments. The first payment will be $1,012.50 and will be due MARCH 15, 2013. A payment of $1,012.50 will be due weekly. The final payment of the entire unpaid balance of principal and interest will be due JUNE 07, 2013.

ADDITIONAL TERMS:

☒ SECURITY: This note is separately secured by (describe separate document by type and date):
COMMERCIAL SECURITY AGREEMENT

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is REFINANCE EXISTING DEBT.
SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today’s date.
         RIVERSIDE MANUFACTURING, INC.

Signature for Lender	SHELDON MAYER, PRESIDENT/SECRETARY

MEGHANN E LEE

UNIVERSAL NOTE © 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 1 of 2)

DEFINITIONS: As used on page 1, “☒” means the terms that apply to  this loan. “I”, “me” or “my” means each Borrower who signs this note  and each other person or legal entity (including guarantors, endorsers,  and sureties) who agrees to pay this note (together referred to as “us”).  “You” or “your” means the Lender and its successors and assigns.
APPLICABLE LAW: Minnesota law controls this note. Any term of this note which violates Minnesota law is not effective, unless the law permits you and me to agree to a variation.
If any provision of this agreement is unenforceable, the rest of the  agreement remains in force. I may not change this agreement without your express written consent. Time is of the essence in this agreement.
COMMISSIONS OR OTHER REMUNERATION: I understand and agree that  any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or  other remuneration.
In addition, I understand and agree that some other payments to third  parties as part of this note may also involve money retained by you or  paid back to you as commissions or other remuneration.
PAYMENTS: You will apply each payment I make on this note first to any  amount I owe you for charges which are neither interest nor principal.  You will apply the rest of each payment to any unpaid interest, and then  to the unpaid principal. If you and I agree to a different application of  payments, we will describe our agreement on this note.
I may prepay all or part of this loan without penalty unless we agree to  something different on this note. Any partial prepayment I make will not  excuse or reduce any later scheduled payment until this note is paid in full  (unless, when I make the prepayment, you and I agree in writing to the  contrary).
INTEREST: Interest accrues on the principal remaining unpaid from time  to time, until paid in full. If you give me my loan money in more than one  advance, each advance will start to earn interest only when I receive it.
The interest rate in effect on this note at any time will apply to all the  money you advance at that time. Regardless of anything in this document  that might imply otherwise, I will not pay and you will not charge a rate  of interest that is higher than the maximum rate of interest you could  charge under applicable law for the credit you give me (before or after  maturity).
If you send any erroneous notice of interest, we mutually agree to  correct it. If you collect more interest than the law and this agreement  allow, you agree to refund it to me.
INDEX RATE: The index will serve only as a device for setting the rate on  this note. You do not guarantee by selecting this index, or the margin,  that the rate on this note will be the same rate you charge on any other  loans or class of loans to me or other borrowers.
ACCRUAL METHOD: You will calculate the amount of interest I will pay  on this loan using the interest rate and accrual method on page 1 of this  note. When calculating interest, you will use the accrual method to  determine the number of days in a “year.” If you do not state an accrual  method, you may use any reasonable accrual method to calculate  interest.
POST MATURITY RATE: In deciding when the “Post Maturity Rate” (on  page 1) applies, “maturity” means: 1.) The date of the last scheduled  payment indicated on page 1 of this note, or; 2.) The date you accelerate  payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS: If this is a single advance loan, you and I  expect that you will make only one advance of principal. However, you  may add other amounts to the principal if you make any payments  described in the “PAYMENTS BY LENDER” paragraph below.
MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I  expect that you will make more than one advance of principal. If this is  closed-end credit. I am not entitled to additional credit if I repay a part of  the principal.
PAYMENTS BY LENDER: If you are authorized to pay, on my behalf,  charges I am obligated to pay (such as property insurance premiums),  then you may treat those payments made by you as advances and add  them to the unpaid principal under this note. Or, you may demand  immediate payment of the charges.
SET-OFF: You may set off any amount due and payable under this note  against any right I have to receive money from you.
“Right to receive money from you” means:
(1)     any deposit account balance I have with you;
(2)     any money owed to me on an item presented to you or in your possession for collection or exchange; and
(3)     any repurchase agreement or other nondeposit obligation.
“Any amount due and payable under this note” means the total  amount of which you are entitled to demand payment under the terms of  this note at the time you set off. This total includes any balance the due  date for which you properly accelerate under this note.
If someone who has not agreed to pay this note also owns my right to  receive money from you, your set-off right will apply to my interest in the  obligation, and to any other amounts I could withdraw on my sole request  or endorsement.
Your set-off right does not apply to an account or other obligation  where my rights are only as a representative. It also does not apply to  any Individual Retirement Account or other tax-deferred retirement  account.
You will not be liable for the dishonor of any check when the dishonor  occurs because you set off this debt against one of my accounts. I will  assume the liability and relieve you of all responsibility for any such claim  that occurs if you set off this debt against one of my accounts.

REAL ESTATE OR RESIDENCE SECURITY: If I am giving you any real  estate or a residence that is personal property, as security for this note, I  have signed a separate security agreement. Default and your remedies for  default are determined by applicable law and by the security agreement.  Default and your remedies may also be determined by the “Default” and “Remedies” paragraphs below, to the extent they are not prohibited by  law or contrary to the security agreement.
DEFAULT: I will be in default if any of the following happen:
(1)     I fail to make a payment on time or in the amount due;
(2)     I fail to keep the property insured, if required;
(3)     I fail to pay, or keep any promise, on any debt or agreement I have with you;
(4)     any other creditors of mine try to collect any debt I owe them  through court proceedings;
(5)     I die, am declared incompetent, make an assignment for the benefit  of creditors, or become insolvent (either because my liabilities  exceed my assets or I am unable to pay my debts as they become due);
(6)     I make any written statement or provide any financial information  that is untrue or inaccurate when it was provided;
(7)     I do or fail to do something which causes you to believe that you  will have difficulty collecting the amount l owe you;
(8)     any collateral securing this note is used in a manner or for a  purpose which threatens confiscation by a legal authority;
(9)     I change my name or assume an additional name without first  notifying you;
(10)   I fail to plant, cultivate and harvest crops in due season;
(11)   any loan proceeds are used for a purpose that will contribute to  excessive erosion of highly erodible land, or to the conversion of  wetlands to produce an agricultural commodity, as explained in 7  C.F.R. Part 1940, Subpart G, Exhibit M.
REMEDIES: If I am in default on this note, you have, but are not limited  to, the following remedies:
(1)     You may demand immediate payment of everything I owe under  this note;
(2)     You may set off this debt against any right I have to the payment  of money from you, subject to the terms of the “SET-OFF”  paragraph;
(3)     You may demand security, additional security, or additional parties  to be obligated to pay this note as a condition for not using any  other remedy;
(4)     You may refuse to make advances to me or allow me to make  credit purchases;
(5)     You may use any remedy you have under state or federal law.
If you choose one of these remedies, you do not give up your right to  use any other remedy later. By waiving your right to declare an event to  be a default, you do not waive your right to later consider the event as a  default if it continues or happens again.
COLLECTION COSTS AND ATTORNEY’S FEES: I will pay all costs of  collection, replevin (an action for the recovery of property wrongfully  taken or detained), or any other or similar type of cost if I am in default.
In addition, if you hire an attorney to collect this note, I will pay  attorney’s fees plus court costs (except where prohibited by law). To the  extent permitted by the United States Bankruptcy Code, I will also pay  the reasonable attorney’s fees and costs you are charged to collect this  debt as awarded by any court under the Bankruptcy Code’s jurisdiction.
WAIVER: I give up my rights to require you to:
(1)     demand payment of amounts due (presentment);
(2)     obtain official certification of nonpayment (protest);
(3)     give notice that amounts due have not been paid (notice of  dishonor).
I waive any defenses I have based on suretyship or impairment of  collateral.
OBLIGATIONS INDEPENDENT: I must pay this note even if someone else  has also agreed to pay it (by, for example, signing this form or a separate  guarantee or endorsement).
You may sue me alone, anyone else obligated on this note, or any  number of us together, to collect this note. You may do so without any  notice that it has not been paid (notice of dishonor).
You may, without notice, release any party to the agreement without  releasing any other party.
If you give up any of your rights, with or without notice, it will not  affect my duty to pay this note.
Any extension of new credit to any of us, or renewal of this note by  all or less than all of us, will not release me from my duty to pay it. (Of  course, you are entitled to only one payment in full.) You may extend this  note or the debt represented by this note, or any portion of the note or  debt, from time to time without limit or notice. You may do this without  affecting my liability for payment of the note.
I will not assign my obligation under this agreement without your prior  written approval.
FINANCIAL INFORMATION: I will provide you, at your request, accurate,  correct and complete financial statements or information you need.
NOTICE: Unless otherwise required by law, you will give any notice to me  by delivering it or mailing it by first class mail to my last known address.  My current address is on page 1. I will inform you in writing of any  change in my address. I will give any notice to you by mailing it first class  to your address stated on page 1 of this agreement, or to any other  address you give me.

DATE OF TRANSACTION	PRINCIPAL ADVANCE	BORROWER’S INITIALS (not required)	PRINCIPAL PAYMENTS	PRINCIPAL BALANCE	INTEREST RATE	INTEREST PAYMENTS	INTEREST PAID THROUGH:
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$

© 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 2 of 2)

RIVERSIDE MANUFACTURING, INC.	Vermillion State Bank
14280 SUNFISH LAKE BLVD NW	107 East Main Street	Loan Number	54408616
RAMSEY MN 55303-4540	Vermillion, MN 55085	Date	06/22/12
		Maturity Date	ON DEMAND
		Loan Amount $	402,383.67
BORROWER’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	Renewal Of	54408616
“I”, “me” and “my” means each borrower above, together and separately.	“You” and “your” means the lender, its successors and assigns.

I promise to pay you, at your address listed above, the PRINCIPAL sum of Four hundred two thousand three hundred eighty three & 67/100 Dollars $402,383.67
☒	Single Advance: I will receive all of the loan amount on JUNE 22, 2012. There will be no additional advances under this note.
☐	Multiple Advance: The loan amount shown above is the maximum amount I can borrow under this note. On _______________________________
I will receive $__________ and future principal advances are permitted.
Conditions: The conditions for future advances are

☐
Open End Credit: You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this feature. This feature expires on ______________________________________________.

	☐	Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from 06/22/12 at the rate of 9.50% per year until DECEMBER 21, 2012.
☐	Variable Rate: This rate may then change as stated below.
	☐	Index Rate: The future rate will be ________________________ the following index rate: ___________________________________________

	☐	No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.
	☐	Frequency and Timing: The rate on this note may change as often as __________________________________________________________.
A change in the interest rate will take effect _________________________________________________________________________________.
	☐	Limitations: During the term of this loan, the applicable annual interest rate will not be more than ________% or less than _________ %. The rate may not change more than % each _____________________.
Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
	☐	The amount of each scheduled payment will change. ☐ The amount of the final payment will change.
	☐	.
ACCRUAL METHOD: You will calculate interest on a Actual/360 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
	☐	on the same fixed or variable rate basis in effect before maturity (as indicated above).
	☒	at a rate equal to 18.00%.
☒	LATE CHARGE: If I make a payment more than 10 days after it is due, I agree to pay a late charge of 5.000% of the payment amount with a minimum of $5.00.
☐
ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which           ☐ are              ☐ are not                 included in the principal amount above: __________________________________________________________________________________________________.

☐	Authority: The interest rate and other charges for this loan are authorized by _________________________________________________________.
PAYMENTS: I agree to pay this note as follows:
☒	Interest: I agree to pay accrued interest On Demand, But If No Demand Is Made Then:
See Payment Schedule Below
☒	Principal: I agree to pay the principal On Demand, But If No Demand Is Made Then:
See Payment Schedule Below
☒
Installments: I agree to pay this note in 26 payments. The first payment will be $1,012.50 and will be due JUNE 29, 2012. A payment of $1,012.50 will be due weekly. The final payment of the entire unpaid balance of principal and interest will be due DECEMBER 21, 2012.

ADDITIONAL TERMS:

☒ SECURITY: This note is separately secured by (describe separate document by type and date):
COMMERCIAL SECURITY AGREEMENT

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is REFINANCE EXISTING DEBT.
SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today’s date.
         RIVERSIDE MANUFACTURING, INC.

Signature for Lender	SHELDON MAYER, PRESIDENT / SECRETARY

MEGHANN E LEE

UNIVERSAL NOTE © 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 1 of 2)

DEFINITIONS: As used on page 1, “☒” means the terms that apply to  this loan. “I”, “me” or “my” means each Borrower who signs this note  and each other person or legal entity (including guarantors, endorsers,  and sureties) who agrees to pay this note (together referred to as “us”).  “You” or “your” means the Lender and its successors and assigns.
APPLICABLE LAW: Minnesota law controls this note. Any term of this note which violates Minnesota law is not effective, unless the law permits you and me to agree to a variation.
If any provision of this agreement is unenforceable, the rest of the  agreement remains in force. I may not change this agreement without your express written consent. Time is of the essence in this agreement.
COMMISSIONS OR OTHER REMUNERATION: I understand and agree that  any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or  other remuneration.
In addition, I understand and agree that some other payments to third  parties as part of this note may also involve money retained by you or  paid back to you as commissions or other remuneration.
PAYMENTS: You will apply each payment I make on this note first to any  amount I owe you for charges which are neither interest nor principal.  You will apply the rest of each payment to any unpaid interest, and then  to the unpaid principal. If you and I agree to a different application of  payments, we will describe our agreement on this note.
I may prepay all or part of this loan without penalty unless we agree to  something different on this note. Any partial prepayment I make will not  excuse or reduce any later scheduled payment until this note is paid in full  (unless, when I make the prepayment, you and I agree in writing to the  contrary).
INTEREST: Interest accrues on the principal remaining unpaid from time  to time, until paid in full. If you give me my loan money in more than one  advance, each advance will start to earn interest only when I receive it.
The interest rate in effect on this note at any time will apply to all the  money you advance at that time. Regardless of anything in this document  that might imply otherwise, I will not pay and you will not charge a rate  of interest that is higher than the maximum rate of interest you could  charge under applicable law for the credit you give me (before or after  maturity).
If you send any erroneous notice of interest, we mutually agree to  correct it. If you collect more interest than the law and this agreement  allow, you agree to refund it to me.
INDEX RATE: The index will serve only as a device for setting the rate on  this note. You do not guarantee by selecting this index, or the margin,  that the rate on this note will be the same rate you charge on any other  loans or class of loans to me or other borrowers.
ACCRUAL METHOD: You will calculate the amount of interest I will pay  on this loan using the interest rate and accrual method on page 1 of this  note. When calculating interest, you will use the accrual method to  determine the number of days in a “year.” If you do not state an accrual  method, you may use any reasonable accrual method to calculate  interest.
POST MATURITY RATE: In deciding when the “Post Maturity Rate” (on  page 1) applies, “maturity” means: 1.) The date of the last scheduled  payment indicated on page 1 of this note, or; 2.) The date you accelerate  payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS: If this is a single advance loan, you and I  expect that you will make only one advance of principal. However, you  may add other amounts to the principal if you make any payments  described in the “PAYMENTS BY LENDER” paragraph below.
MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I  expect that you will make more than one advance of principal. If this is  closed-end credit. I am not entitled to additional credit if I repay a part of  the principal.
PAYMENTS BY LENDER: If you are authorized to pay, on my behalf,  charges I am obligated to pay (such as property insurance premiums),  then you may treat those payments made by you as advances and add  them to the unpaid principal under this note. Or, you may demand  immediate payment of the charges.
SET-OFF: You may set off any amount due and payable under this note  against any right I have to receive money from you.
“Right to receive money from you” means:
(1)     any deposit account balance I have with you;
(2)     any money owed to me on an item presented to you or in your possession for collection or exchange; and
(3)     any repurchase agreement or other nondeposit obligation.
“Any amount due and payable under this note” means the total  amount of which you are entitled to demand payment under the terms of  this note at the time you set off. This total includes any balance the due  date for which you properly accelerate under this note.
If someone who has not agreed to pay this note also owns my right to  receive money from you, your set-off right will apply to my interest in the  obligation, and to any other amounts I could withdraw on my sole request  or endorsement.
Your set-off right does not apply to an account or other obligation  where my rights are only as a representative. It also does not apply to  any Individual Retirement Account or other tax-deferred retirement  account.
You will not be liable for the dishonor of any check when the dishonor  occurs because you set off this debt against one of my accounts. I will  assume the liability and relieve you of all responsibility for any such claim  that occurs if you set off this debt against one of my accounts.

REAL ESTATE OR RESIDENCE SECURITY: If I am giving you any real  estate or a residence that is personal property, as security for this note, I  have signed a separate security agreement. Default and your remedies for  default are determined by applicable law and by the security agreement.  Default and your remedies may also be determined by the “Default” and “Remedies” paragraphs below, to the extent they are not prohibited by  law or contrary to the security agreement.
DEFAULT: I will be in default if any of the following happen:
(1)     I fail to make a payment on time or in the amount due;
(2)     I fail to keep the property insured, if required;
(3)     I fail to pay, or keep any promise, on any debt or agreement I have with you;
(4)     any other creditors of mine try to collect any debt I owe them  through court proceedings;
(5)     I die, am declared incompetent, make an assignment for the benefit  of creditors, or become insolvent (either because my liabilities  exceed my assets or I am unable to pay my debts as they become due);
(6)     I make any written statement or provide any financial information  that is untrue or inaccurate when it was provided;
(7)     I do or fail to do something which causes you to believe that you  will have difficulty collecting the amount l owe you;
(8)     any collateral securing this note is used in a manner or for a  purpose which threatens confiscation by a legal authority;
(9)     I change my name or assume an additional name without first  notifying you;
(10)   I fail to plant, cultivate and harvest crops in due season;
(11)   any loan proceeds are used for a purpose that will contribute to  excessive erosion of highly erodible land, or to the conversion of  wetlands to produce an agricultural commodity, as explained in 7  C.F.R. Part 1940, Subpart G, Exhibit M.
REMEDIES: If I am in default on this note, you have, but are not limited  to, the following remedies:
(1)     You may demand immediate payment of everything I owe under  this note;
(2)     You may set off this debt against any right I have to the payment  of money from you, subject to the terms of the “SET-OFF”  paragraph;
(3)     You may demand security, additional security, or additional parties  to be obligated to pay this note as a condition for not using any  other remedy;
(4)     You may refuse to make advances to me or allow me to make  credit purchases;
(5)     You may use any remedy you have under state or federal law.
If you choose one of these remedies, you do not give up your right to  use any other remedy later. By waiving your right to declare an event to  be a default, you do not waive your right to later consider the event as a  default if it continues or happens again.
COLLECTION COSTS AND ATTORNEY’S FEES: I will pay all costs of  collection, replevin (an action for the recovery of property wrongfully  taken or detained), or any other or similar type of cost if I am in default.
In addition, if you hire an attorney to collect this note, I will pay  attorney’s fees plus court costs (except where prohibited by law). To the  extent permitted by the United States Bankruptcy Code, I will also pay  the reasonable attorney’s fees and costs you are charged to collect this  debt as awarded by any court under the Bankruptcy Code’s jurisdiction.
WAIVER: I give up my rights to require you to:
(1)     demand payment of amounts due (presentment);
(2)     obtain official certification of nonpayment (protest);
(3)     give notice that amounts due have not been paid (notice of  dishonor).
I waive any defenses I have based on suretyship or impairment of  collateral.
OBLIGATIONS INDEPENDENT: I must pay this note even if someone else  has also agreed to pay it (by, for example, signing this form or a separate  guarantee or endorsement).
You may sue me alone, anyone else obligated on this note, or any  number of us together, to collect this note. You may do so without any  notice that it has not been paid (notice of dishonor).
You may, without notice, release any party to the agreement without  releasing any other party.
If you give up any of your rights, with or without notice, it will not  affect my duty to pay this note.
Any extension of new credit to any of us, or renewal of this note by  all or less than all of us, will not release me from my duty to pay it. (Of  course, you are entitled to only one payment in full.) You may extend this  note or the debt represented by this note, or any portion of the note or  debt, from time to time without limit or notice. You may do this without  affecting my liability for payment of the note.
I will not assign my obligation under this agreement without your prior  written approval.
FINANCIAL INFORMATION: I will provide you, at your request, accurate,  correct and complete financial statements or information you need.
NOTICE: Unless otherwise required by law, you will give any notice to me  by delivering it or mailing it by first class mail to my last known address.  My current address is on page 1. I will inform you in writing of any  change in my address. I will give any notice to you by mailing it first class  to your address stated on page 1 of this agreement, or to any other  address you give me.

DATE OF TRANSACTION	PRINCIPAL ADVANCE	BORROWER’S INITIALS (not required)	PRINCIPAL PAYMENTS	PRINCIPAL BALANCE	INTEREST RATE	INTEREST PAYMENTS	INTEREST PAID THROUGH:
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$

© 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 2 of 2)

RIVERSIDE MANUFACTURING, INC.	Vermillion State Bank
14280 SUNFISH LAKE BLVD NW	107 East Main Street	Loan Number	54408616
RAMSEY MN 55303-4540	Vermillion, MN 55085	Date	12/22/11
		Maturity Date	ON DEMAND
		Loan Amount $	404,861.57
BORROWER’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	Renewal Of	54408616
“I”, “me” and “my” means each borrower above, together and separately.	“You” and “your” means the lender, its successors and assigns.

I promise to pay you, at your address listed above, the PRINCIPAL sum of Four hundred four thousand eight hundred sixty one & 57/100 Dollars $404,861.57
☒	Single Advance: I will receive all of the loan amount on DECEMBER 22, 2011. There will be no additional advances under this note.
☐	Multiple Advance: The loan amount shown above is the maximum amount I can borrow under this note. On _______________________________
I will receive $__________ and future principal advances are permitted.
Conditions: The conditions for future advances are

☐
Open End Credit: You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this feature. This feature expires on ______________________________________________.

	☐	Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from 12/22/11 at the rate of 9.50% per year until JUNE 22, 2012.
☐	Variable Rate: This rate may then change as stated below.
	☐	Index Rate: The future rate will be ________________________ the following index rate: ___________________________________________

	☐	No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.
	☐	Frequency and Timing: The rate on this note may change as often as __________________________________________________________.
A change in the interest rate will take effect _________________________________________________________________________________.
	☐	Limitations: During the term of this loan, the applicable annual interest rate will not be more than ________% or less than _________ %. The rate may not change more than % each _____________________.
Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
	☐	The amount of each scheduled payment will change. ☐ The amount of the final payment will change.
	☐	.
ACCRUAL METHOD: You will calculate interest on a Actual/360 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
	☐	on the same fixed or variable rate basis in effect before maturity (as indicated above).
	☒	at a rate equal to 18.00%.
☒	LATE CHARGE: If I make a payment more than 10 days after it is due, I agree to pay a late charge of 5.000% of the payment amount with a minimum of $5.00.
☐
ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which           ☐ are              ☐ are not                 included in the principal amount above: __________________________________________________________________________________________________.

☐	Authority: The interest rate and other charges for this loan are authorized by _________________________________________________________.
PAYMENTS: I agree to pay this note as follows:
☒	Interest: I agree to pay accrued interest On Demand, But If No Demand Is Made Then:
See Payment Schedule Below
☒	Principal: I agree to pay the principal On Demand, But If No Demand Is Made Then:
See Payment Schedule Below
☒
Installments: I agree to pay this note in 22 payments. The first payment will be $1,012.50 and will be due JANUARY 27, 2012. A payment of $1,012.50 will be due weekly. The final payment of the entire unpaid balance of principal and interest will be due JUNE 22, 2012.

ADDITIONAL TERMS:

☒ SECURITY: This note is separately secured by (describe separate document by type and date):
COMMERCIAL SECURITY AGREEMENT

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is REFINANCE EXISTING DEBT.
SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today’s date.
         RIVERSIDE MANUFACTURING, INC.

Signature for Lender	SHELDON MAYER, PRESIDENT / SECRETARY

KEVIN P PEDELTY
VICE PRESIDENT

UNIVERSAL NOTE © 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 1 of 2)

DEFINITIONS: As used on page 1, “☒” means the terms that apply to  this loan. “I”, “me” or “my” means each Borrower who signs this note  and each other person or legal entity (including guarantors, endorsers,  and sureties) who agrees to pay this note (together referred to as “us”).  “You” or “your” means the Lender and its successors and assigns.
APPLICABLE LAW: Minnesota law controls this note. Any term of this note which violates Minnesota law is not effective, unless the law permits you and me to agree to a variation.
If any provision of this agreement is unenforceable, the rest of the  agreement remains in force. I may not change this agreement without your express written consent. Time is of the essence in this agreement.
COMMISSIONS OR OTHER REMUNERATION: I understand and agree that  any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or  other remuneration.
In addition, I understand and agree that some other payments to third  parties as part of this note may also involve money retained by you or  paid back to you as commissions or other remuneration.
PAYMENTS: You will apply each payment I make on this note first to any  amount I owe you for charges which are neither interest nor principal.  You will apply the rest of each payment to any unpaid interest, and then  to the unpaid principal. If you and I agree to a different application of  payments, we will describe our agreement on this note.
I may prepay all or part of this loan without penalty unless we agree to  something different on this note. Any partial prepayment I make will not  excuse or reduce any later scheduled payment until this note is paid in full  (unless, when I make the prepayment, you and I agree in writing to the  contrary).
INTEREST: Interest accrues on the principal remaining unpaid from time  to time, until paid in full. If you give me my loan money in more than one  advance, each advance will start to earn interest only when I receive it.
The interest rate in effect on this note at any time will apply to all the  money you advance at that time. Regardless of anything in this document  that might imply otherwise, I will not pay and you will not charge a rate  of interest that is higher than the maximum rate of interest you could  charge under applicable law for the credit you give me (before or after  maturity).
If you send any erroneous notice of interest, we mutually agree to  correct it. If you collect more interest than the law and this agreement  allow, you agree to refund it to me.
INDEX RATE: The index will serve only as a device for setting the rate on  this note. You do not guarantee by selecting this index, or the margin,  that the rate on this note will be the same rate you charge on any other  loans or class of loans to me or other borrowers.
ACCRUAL METHOD: You will calculate the amount of interest I will pay  on this loan using the interest rate and accrual method on page 1 of this  note. When calculating interest, you will use the accrual method to  determine the number of days in a “year.” If you do not state an accrual  method, you may use any reasonable accrual method to calculate  interest.
POST MATURITY RATE: In deciding when the “Post Maturity Rate” (on  page 1) applies, “maturity” means: 1.) The date of the last scheduled  payment indicated on page 1 of this note, or; 2.) The date you accelerate  payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS: If this is a single advance loan, you and I  expect that you will make only one advance of principal. However, you  may add other amounts to the principal if you make any payments  described in the “PAYMENTS BY LENDER” paragraph below.
MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I  expect that you will make more than one advance of principal. If this is  closed-end credit. I am not entitled to additional credit if I repay a part of  the principal.
PAYMENTS BY LENDER: If you are authorized to pay, on my behalf,  charges I am obligated to pay (such as property insurance premiums),  then you may treat those payments made by you as advances and add  them to the unpaid principal under this note. Or, you may demand  immediate payment of the charges.
SET-OFF: You may set off any amount due and payable under this note  against any right I have to receive money from you.
“Right to receive money from you” means:
(1)     any deposit account balance I have with you;
(2)     any money owed to me on an item presented to you or in your possession for collection or exchange; and
(3)     any repurchase agreement or other nondeposit obligation.
“Any amount due and payable under this note” means the total  amount of which you are entitled to demand payment under the terms of  this note at the time you set off. This total includes any balance the due  date for which you properly accelerate under this note.
If someone who has not agreed to pay this note also owns my right to  receive money from you, your set-off right will apply to my interest in the  obligation, and to any other amounts I could withdraw on my sole request  or endorsement.
Your set-off right does not apply to an account or other obligation  where my rights are only as a representative. It also does not apply to  any Individual Retirement Account or other tax-deferred retirement  account.
You will not be liable for the dishonor of any check when the dishonor  occurs because you set off this debt against one of my accounts. I will  assume the liability and relieve you of all responsibility for any such claim  that occurs if you set off this debt against one of my accounts.

REAL ESTATE OR RESIDENCE SECURITY: If I am giving you any real  estate or a residence that is personal property, as security for this note, I  have signed a separate security agreement. Default and your remedies for  default are determined by applicable law and by the security agreement.  Default and your remedies may also be determined by the “Default” and “Remedies” paragraphs below, to the extent they are not prohibited by  law or contrary to the security agreement.
DEFAULT: I will be in default if any of the following happen:
(1)     I fail to make a payment on time or in the amount due;
(2)     I fail to keep the property insured, if required;
(3)     I fail to pay, or keep any promise, on any debt or agreement I have with you;
(4)     any other creditors of mine try to collect any debt I owe them  through court proceedings;
(5)     I die, am declared incompetent, make an assignment for the benefit  of creditors, or become insolvent (either because my liabilities  exceed my assets or I am unable to pay my debts as they become due);
(6)     I make any written statement or provide any financial information  that is untrue or inaccurate when it was provided;
(7)     I do or fail to do something which causes you to believe that you  will have difficulty collecting the amount l owe you;
(8)     any collateral securing this note is used in a manner or for a  purpose which threatens confiscation by a legal authority;
(9)     I change my name or assume an additional name without first  notifying you;
(10)   I fail to plant, cultivate and harvest crops in due season;
(11)   any loan proceeds are used for a purpose that will contribute to  excessive erosion of highly erodible land, or to the conversion of  wetlands to produce an agricultural commodity, as explained in 7  C.F.R. Part 1940, Subpart G, Exhibit M.
REMEDIES: If I am in default on this note, you have, but are not limited  to, the following remedies:
(1)     You may demand immediate payment of everything I owe under  this note;
(2)     You may set off this debt against any right I have to the payment  of money from you, subject to the terms of the “SET-OFF”  paragraph;
(3)     You may demand security, additional security, or additional parties  to be obligated to pay this note as a condition for not using any  other remedy;
(4)     You may refuse to make advances to me or allow me to make  credit purchases;
(5)     You may use any remedy you have under state or federal law.
If you choose one of these remedies, you do not give up your right to  use any other remedy later. By waiving your right to declare an event to  be a default, you do not waive your right to later consider the event as a  default if it continues or happens again.
COLLECTION COSTS AND ATTORNEY’S FEES: I will pay all costs of  collection, replevin (an action for the recovery of property wrongfully  taken or detained), or any other or similar type of cost if I am in default.
In addition, if you hire an attorney to collect this note, I will pay  attorney’s fees plus court costs (except where prohibited by law). To the  extent permitted by the United States Bankruptcy Code, I will also pay  the reasonable attorney’s fees and costs you are charged to collect this  debt as awarded by any court under the Bankruptcy Code’s jurisdiction.
WAIVER: I give up my rights to require you to:
(1)     demand payment of amounts due (presentment);
(2)     obtain official certification of nonpayment (protest);
(3)     give notice that amounts due have not been paid (notice of  dishonor).
I waive any defenses I have based on suretyship or impairment of  collateral.
OBLIGATIONS INDEPENDENT: I must pay this note even if someone else  has also agreed to pay it (by, for example, signing this form or a separate  guarantee or endorsement).
You may sue me alone, anyone else obligated on this note, or any  number of us together, to collect this note. You may do so without any  notice that it has not been paid (notice of dishonor).
You may, without notice, release any party to the agreement without  releasing any other party.
If you give up any of your rights, with or without notice, it will not  affect my duty to pay this note.
Any extension of new credit to any of us, or renewal of this note by  all or less than all of us, will not release me from my duty to pay it. (Of  course, you are entitled to only one payment in full.) You may extend this  note or the debt represented by this note, or any portion of the note or  debt, from time to time without limit or notice. You may do this without  affecting my liability for payment of the note.
I will not assign my obligation under this agreement without your prior  written approval.
FINANCIAL INFORMATION: I will provide you, at your request, accurate,  correct and complete financial statements or information you need.
NOTICE: Unless otherwise required by law, you will give any notice to me  by delivering it or mailing it by first class mail to my last known address.  My current address is on page 1. I will inform you in writing of any  change in my address. I will give any notice to you by mailing it first class  to your address stated on page 1 of this agreement, or to any other  address you give me.

DATE OF TRANSACTION	PRINCIPAL ADVANCE	BORROWER’S INITIALS (not required)	PRINCIPAL PAYMENTS	PRINCIPAL BALANCE	INTEREST RATE	INTEREST PAYMENTS	INTEREST PAID THROUGH:
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$

© 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 2 of 2)

RIVERSIDE MANUFACTURING, INC.	Vermillion State Bank
14280 SUNFISH LAKE BLVD NW	107 East Main Street	Loan Number	54408616
RAMSEY MN 55303-4540	Vermillion, MN 55085	Date	08/15/11
		Maturity Date	ON DEMAND
		Loan Amount $	404,861.57
BORROWER’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	Renewal Of	54408616
“I”, “me” and “my” means each borrower above, together and separately.	“You” and “your” means the lender, its successors and assigns.

I promise to pay you, at your address listed above, the PRINCIPAL sum of Four hundred four thousand eight hundred sixty one & 57/100 Dollars $404,861.57
☒	Single Advance: I will receive all of the loan amount on AUGUST 15, 2011. There will be no additional advances under this note.
☐	Multiple Advance: The loan amount shown above is the maximum amount I can borrow under this note. On _______________________________
I will receive $__________ and future principal advances are permitted.
Conditions: The conditions for future advances are

☐
Open End Credit: You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this feature. This feature expires on ______________________________________________.

	☐	Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from 08/15/11 at the rate of 9.50% per year until OCTOBER 15, 2011.
☐	Variable Rate: This rate may then change as stated below.
	☐	Index Rate: The future rate will be ________________________ the following index rate: ___________________________________________

	☐	No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.
	☐	Frequency and Timing: The rate on this note may change as often as __________________________________________________________.
A change in the interest rate will take effect _________________________________________________________________________________.
	☐	Limitations: During the term of this loan, the applicable annual interest rate will not be more than ________% or less than _________ %. The rate may not change more than % each _____________________.
Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
	☐	The amount of each scheduled payment will change. ☐ The amount of the final payment will change.
	☐	.
ACCRUAL METHOD: You will calculate interest on a Actual/360 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
	☐	on the same fixed or variable rate basis in effect before maturity (as indicated above).
	☒	at a rate equal to 18.00%.
☒	LATE CHARGE: If I make a payment more than 10 days after it is due, I agree to pay a late charge of 5.000% of the payment amount with a minimum of $5.00.
☐
ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which           ☐ are              ☐ are not                 included in the principal amount above: __________________________________________________________________________________________________.

☐	Authority: The interest rate and other charges for this loan are authorized by _________________________________________________________.
PAYMENTS: I agree to pay this note as follows:
☒	Interest: I agree to pay accrued interest On Demand, But If No Demand Is Made Then:
Monthly Beginning - SEPTEMBER 15, 2011
☒	Principal: I agree to pay the principal On Demand, But If No Demand Is Made Then:
At Maturity - OCTOBER 15, 2011
☐
Installments: I agree to pay this note in _________ payments. The first payment will be $ ______________________ and will be due ________________________. A payment of $ ____________ will be due ________________. The final payment of the entire unpaid balance of principal and interest will be due __________________________________.

ADDITIONAL TERMS:

☒ SECURITY: This note is separately secured by (describe separate document by type and date):
COMMERCIAL SECURITY AGREEMENT

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is REFINANCE EQUIPMENT LOAN.
SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today’s date.
         RIVERSIDE MANUFACTURING, INC.

Signature for Lender	SHELDON MAYER, PRESIDENT / SECRETARY

KEVIN P PEDELTY
VICE PRESIDENT

UNIVERSAL NOTE © 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 1 of 2)

DEFINITIONS: As used on page 1, “☒” means the terms that apply to  this loan. “I”, “me” or “my” means each Borrower who signs this note  and each other person or legal entity (including guarantors, endorsers,  and sureties) who agrees to pay this note (together referred to as “us”).  “You” or “your” means the Lender and its successors and assigns.
APPLICABLE LAW: Minnesota law controls this note. Any term of this note which violates Minnesota law is not effective, unless the law permits you and me to agree to a variation.
If any provision of this agreement is unenforceable, the rest of the  agreement remains in force. I may not change this agreement without your express written consent. Time is of the essence in this agreement.
COMMISSIONS OR OTHER REMUNERATION: I understand and agree that  any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or  other remuneration.
In addition, I understand and agree that some other payments to third  parties as part of this note may also involve money retained by you or  paid back to you as commissions or other remuneration.
PAYMENTS: You will apply each payment I make on this note first to any  amount I owe you for charges which are neither interest nor principal.  You will apply the rest of each payment to any unpaid interest, and then  to the unpaid principal. If you and I agree to a different application of  payments, we will describe our agreement on this note.
I may prepay all or part of this loan without penalty unless we agree to  something different on this note. Any partial prepayment I make will not  excuse or reduce any later scheduled payment until this note is paid in full  (unless, when I make the prepayment, you and I agree in writing to the  contrary).
INTEREST: Interest accrues on the principal remaining unpaid from time  to time, until paid in full. If you give me my loan money in more than one  advance, each advance will start to earn interest only when I receive it.
The interest rate in effect on this note at any time will apply to all the  money you advance at that time. Regardless of anything in this document  that might imply otherwise, I will not pay and you will not charge a rate  of interest that is higher than the maximum rate of interest you could  charge under applicable law for the credit you give me (before or after  maturity).
If you send any erroneous notice of interest, we mutually agree to  correct it. If you collect more interest than the law and this agreement  allow, you agree to refund it to me.
INDEX RATE: The index will serve only as a device for setting the rate on  this note. You do not guarantee by selecting this index, or the margin,  that the rate on this note will be the same rate you charge on any other  loans or class of loans to me or other borrowers.
ACCRUAL METHOD: You will calculate the amount of interest I will pay  on this loan using the interest rate and accrual method on page 1 of this  note. When calculating interest, you will use the accrual method to  determine the number of days in a “year.” If you do not state an accrual  method, you may use any reasonable accrual method to calculate  interest.
POST MATURITY RATE: In deciding when the “Post Maturity Rate” (on  page 1) applies, “maturity” means: 1.) The date of the last scheduled  payment indicated on page 1 of this note, or; 2.) The date you accelerate  payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS: If this is a single advance loan, you and I  expect that you will make only one advance of principal. However, you  may add other amounts to the principal if you make any payments  described in the “PAYMENTS BY LENDER” paragraph below.
MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I  expect that you will make more than one advance of principal. If this is  closed-end credit. I am not entitled to additional credit if I repay a part of  the principal.
PAYMENTS BY LENDER: If you are authorized to pay, on my behalf,  charges I am obligated to pay (such as property insurance premiums),  then you may treat those payments made by you as advances and add  them to the unpaid principal under this note. Or, you may demand  immediate payment of the charges.
SET-OFF: You may set off any amount due and payable under this note  against any right I have to receive money from you.
“Right to receive money from you” means:
(1)     any deposit account balance I have with you;
(2)     any money owed to me on an item presented to you or in your possession for collection or exchange; and
(3)     any repurchase agreement or other nondeposit obligation.
“Any amount due and payable under this note” means the total  amount of which you are entitled to demand payment under the terms of  this note at the time you set off. This total includes any balance the due  date for which you properly accelerate under this note.
If someone who has not agreed to pay this note also owns my right to  receive money from you, your set-off right will apply to my interest in the  obligation, and to any other amounts I could withdraw on my sole request  or endorsement.
Your set-off right does not apply to an account or other obligation  where my rights are only as a representative. It also does not apply to  any Individual Retirement Account or other tax-deferred retirement  account.
You will not be liable for the dishonor of any check when the dishonor  occurs because you set off this debt against one of my accounts. I will  assume the liability and relieve you of all responsibility for any such claim  that occurs if you set off this debt against one of my accounts.

REAL ESTATE OR RESIDENCE SECURITY: If I am giving you any real  estate or a residence that is personal property, as security for this note, I  have signed a separate security agreement. Default and your remedies for  default are determined by applicable law and by the security agreement.  Default and your remedies may also be determined by the “Default” and “Remedies” paragraphs below, to the extent they are not prohibited by  law or contrary to the security agreement.
DEFAULT: I will be in default if any of the following happen:
(1)     I fail to make a payment on time or in the amount due;
(2)     I fail to keep the property insured, if required;
(3)     I fail to pay, or keep any promise, on any debt or agreement I have with you;
(4)     any other creditors of mine try to collect any debt I owe them  through court proceedings;
(5)     I die, am declared incompetent, make an assignment for the benefit  of creditors, or become insolvent (either because my liabilities  exceed my assets or I am unable to pay my debts as they become due);
(6)     I make any written statement or provide any financial information  that is untrue or inaccurate when it was provided;
(7)     I do or fail to do something which causes you to believe that you  will have difficulty collecting the amount l owe you;
(8)     any collateral securing this note is used in a manner or for a  purpose which threatens confiscation by a legal authority;
(9)     I change my name or assume an additional name without first  notifying you;
(10)   I fail to plant, cultivate and harvest crops in due season;
(11)   any loan proceeds are used for a purpose that will contribute to  excessive erosion of highly erodible land, or to the conversion of  wetlands to produce an agricultural commodity, as explained in 7  C.F.R. Part 1940, Subpart G, Exhibit M.
REMEDIES: If I am in default on this note, you have, but are not limited  to, the following remedies:
(1)     You may demand immediate payment of everything I owe under  this note;
(2)     You may set off this debt against any right I have to the payment  of money from you, subject to the terms of the “SET-OFF”  paragraph;
(3)     You may demand security, additional security, or additional parties  to be obligated to pay this note as a condition for not using any  other remedy;
(4)     You may refuse to make advances to me or allow me to make  credit purchases;
(5)     You may use any remedy you have under state or federal law.
If you choose one of these remedies, you do not give up your right to  use any other remedy later. By waiving your right to declare an event to  be a default, you do not waive your right to later consider the event as a  default if it continues or happens again.
COLLECTION COSTS AND ATTORNEY’S FEES: I will pay all costs of  collection, replevin (an action for the recovery of property wrongfully  taken or detained), or any other or similar type of cost if I am in default.
In addition, if you hire an attorney to collect this note, I will pay  attorney’s fees plus court costs (except where prohibited by law). To the  extent permitted by the United States Bankruptcy Code, I will also pay  the reasonable attorney’s fees and costs you are charged to collect this  debt as awarded by any court under the Bankruptcy Code’s jurisdiction.
WAIVER: I give up my rights to require you to:
(1)     demand payment of amounts due (presentment);
(2)     obtain official certification of nonpayment (protest);
(3)     give notice that amounts due have not been paid (notice of  dishonor).
I waive any defenses I have based on suretyship or impairment of  collateral.
OBLIGATIONS INDEPENDENT: I must pay this note even if someone else  has also agreed to pay it (by, for example, signing this form or a separate  guarantee or endorsement).
You may sue me alone, anyone else obligated on this note, or any  number of us together, to collect this note. You may do so without any  notice that it has not been paid (notice of dishonor).
You may, without notice, release any party to the agreement without  releasing any other party.
If you give up any of your rights, with or without notice, it will not  affect my duty to pay this note.
Any extension of new credit to any of us, or renewal of this note by  all or less than all of us, will not release me from my duty to pay it. (Of  course, you are entitled to only one payment in full.) You may extend this  note or the debt represented by this note, or any portion of the note or  debt, from time to time without limit or notice. You may do this without  affecting my liability for payment of the note.
I will not assign my obligation under this agreement without your prior  written approval.
FINANCIAL INFORMATION: I will provide you, at your request, accurate,  correct and complete financial statements or information you need.
NOTICE: Unless otherwise required by law, you will give any notice to me  by delivering it or mailing it by first class mail to my last known address.  My current address is on page 1. I will inform you in writing of any  change in my address. I will give any notice to you by mailing it first class  to your address stated on page 1 of this agreement, or to any other  address you give me.

DATE OF TRANSACTION	PRINCIPAL ADVANCE	BORROWER’S INITIALS (not required)	PRINCIPAL PAYMENTS	PRINCIPAL BALANCE	INTEREST RATE	INTEREST PAYMENTS	INTEREST PAID THROUGH:
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$

© 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 2 of 2)

RIVERSIDE MANUFACTURING, INC.	Vermillion State Bank
14280 SUNFISH LAKE BLVD NW	107 East Main Street	Loan Number	54408616
RAMSEY MN 55303-4540	Vermillion, MN 55085	Date	03/17/11
		Maturity Date	ON DEMAND
		Loan Amount $	404,861.57
BORROWER’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	Renewal Of	54408616
“I”, “me” and “my” means each borrower above, together and separately.	“You” and “your” means the lender, its successors and assigns.

I promise to pay you, at your address listed above, the PRINCIPAL sum of Four hundred four thousand eight hundred sixty one & 57/100 Dollars $404,861.57
☒	Single Advance: I will receive all of the loan amount on MARCH 17, 2011. There will be no additional advances under this note.
☐	Multiple Advance: The loan amount shown above is the maximum amount I can borrow under this note. On _______________________________
I will receive $__________ and future principal advances are permitted.
Conditions: The conditions for future advances are

☐
Open End Credit: You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this feature. This feature expires on ______________________________________________.

	☐	Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from 03/17/11 at the rate of 9.50% per year until JULY 15, 2011.
☐	Variable Rate: This rate may then change as stated below.
	☐	Index Rate: The future rate will be ________________________ the following index rate: ___________________________________________

	☐	No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.
	☐	Frequency and Timing: The rate on this note may change as often as __________________________________________________________.
A change in the interest rate will take effect _________________________________________________________________________________.
	☐	Limitations: During the term of this loan, the applicable annual interest rate will not be more than ________% or less than _________ %. The rate may not change more than % each _____________________.
Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
	☐	The amount of each scheduled payment will change. ☐ The amount of the final payment will change.
	☐	.
ACCRUAL METHOD: You will calculate interest on a Actual/360 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
	☐	on the same fixed or variable rate basis in effect before maturity (as indicated above).
	☒	at a rate equal to 18.00%.
☒	LATE CHARGE: If I make a payment more than 10 days after it is due, I agree to pay a late charge of 5.000% of the payment amount with a minimum of $5.00.
☐
ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which           ☐ are              ☐ are not                 included in the principal amount above: __________________________________________________________________________________________________.

☐	Authority: The interest rate and other charges for this loan are authorized by _________________________________________________________.
PAYMENTS: I agree to pay this note as follows:
☒	Interest: I agree to pay accrued interest On Demand, But If No Demand Is Made Then:
Monthly Beginning - APRIL 15, 2011
☒	Principal: I agree to pay the principal On Demand, But If No Demand Is Made Then:
At Maturity - JULY 15, 2011
☐
Installments: I agree to pay this note in _________ payments. The first payment will be $ ______________________ and will be due ________________________. A payment of $ ____________ will be due ________________. The final payment of the entire unpaid balance of principal and interest will be due __________________________________.

ADDITIONAL TERMS:

☒ SECURITY: This note is separately secured by (describe separate document by type and date):
COMMERCIAL SECURITY AGREEMENT

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is REFINANCE EQUIPMENT LOAN.
SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today’s date.
         RIVERSIDE MANUFACTURING, INC.

Signature for Lender	SHELDON MAYER, PRESIDENT / SECRETARY

JOHN F POEPL
VICE PRESIDENT

UNIVERSAL NOTE © 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 1 of 2)

DEFINITIONS: As used on page 1, “☒” means the terms that apply to  this loan. “I”, “me” or “my” means each Borrower who signs this note  and each other person or legal entity (including guarantors, endorsers,  and sureties) who agrees to pay this note (together referred to as “us”).  “You” or “your” means the Lender and its successors and assigns.
APPLICABLE LAW: Minnesota law controls this note. Any term of this note which violates Minnesota law is not effective, unless the law permits you and me to agree to a variation.
If any provision of this agreement is unenforceable, the rest of the  agreement remains in force. I may not change this agreement without your express written consent. Time is of the essence in this agreement.
COMMISSIONS OR OTHER REMUNERATION: I understand and agree that  any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or  other remuneration.
In addition, I understand and agree that some other payments to third  parties as part of this note may also involve money retained by you or  paid back to you as commissions or other remuneration.
PAYMENTS: You will apply each payment I make on this note first to any  amount I owe you for charges which are neither interest nor principal.  You will apply the rest of each payment to any unpaid interest, and then  to the unpaid principal. If you and I agree to a different application of  payments, we will describe our agreement on this note.
I may prepay all or part of this loan without penalty unless we agree to  something different on this note. Any partial prepayment I make will not  excuse or reduce any later scheduled payment until this note is paid in full  (unless, when I make the prepayment, you and I agree in writing to the  contrary).
INTEREST: Interest accrues on the principal remaining unpaid from time  to time, until paid in full. If you give me my loan money in more than one  advance, each advance will start to earn interest only when I receive it.
The interest rate in effect on this note at any time will apply to all the  money you advance at that time. Regardless of anything in this document  that might imply otherwise, I will not pay and you will not charge a rate  of interest that is higher than the maximum rate of interest you could  charge under applicable law for the credit you give me (before or after  maturity).
If you send any erroneous notice of interest, we mutually agree to  correct it. If you collect more interest than the law and this agreement  allow, you agree to refund it to me.
INDEX RATE: The index will serve only as a device for setting the rate on  this note. You do not guarantee by selecting this index, or the margin,  that the rate on this note will be the same rate you charge on any other  loans or class of loans to me or other borrowers.
ACCRUAL METHOD: You will calculate the amount of interest I will pay  on this loan using the interest rate and accrual method on page 1 of this  note. When calculating interest, you will use the accrual method to  determine the number of days in a “year.” If you do not state an accrual  method, you may use any reasonable accrual method to calculate  interest.
POST MATURITY RATE: In deciding when the “Post Maturity Rate” (on  page 1) applies, “maturity” means: 1.) The date of the last scheduled  payment indicated on page 1 of this note, or; 2.) The date you accelerate  payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS: If this is a single advance loan, you and I  expect that you will make only one advance of principal. However, you  may add other amounts to the principal if you make any payments  described in the “PAYMENTS BY LENDER” paragraph below.
MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I  expect that you will make more than one advance of principal. If this is  closed-end credit. I am not entitled to additional credit if I repay a part of  the principal.
PAYMENTS BY LENDER: If you are authorized to pay, on my behalf,  charges I am obligated to pay (such as property insurance premiums),  then you may treat those payments made by you as advances and add  them to the unpaid principal under this note. Or, you may demand  immediate payment of the charges.
SET-OFF: You may set off any amount due and payable under this note  against any right I have to receive money from you.
“Right to receive money from you” means:
(1)     any deposit account balance I have with you;
(2)     any money owed to me on an item presented to you or in your possession for collection or exchange; and
(3)     any repurchase agreement or other nondeposit obligation.
“Any amount due and payable under this note” means the total  amount of which you are entitled to demand payment under the terms of  this note at the time you set off. This total includes any balance the due  date for which you properly accelerate under this note.
If someone who has not agreed to pay this note also owns my right to  receive money from you, your set-off right will apply to my interest in the  obligation, and to any other amounts I could withdraw on my sole request  or endorsement.
Your set-off right does not apply to an account or other obligation  where my rights are only as a representative. It also does not apply to  any Individual Retirement Account or other tax-deferred retirement  account.
You will not be liable for the dishonor of any check when the dishonor  occurs because you set off this debt against one of my accounts. I will  assume the liability and relieve you of all responsibility for any such claim  that occurs if you set off this debt against one of my accounts.

REAL ESTATE OR RESIDENCE SECURITY: If I am giving you any real  estate or a residence that is personal property, as security for this note, I  have signed a separate security agreement. Default and your remedies for  default are determined by applicable law and by the security agreement.  Default and your remedies may also be determined by the “Default” and “Remedies” paragraphs below, to the extent they are not prohibited by  law or contrary to the security agreement.
DEFAULT: I will be in default if any of the following happen:
(1)     I fail to make a payment on time or in the amount due;
(2)     I fail to keep the property insured, if required;
(3)     I fail to pay, or keep any promise, on any debt or agreement I have with you;
(4)     any other creditors of mine try to collect any debt I owe them  through court proceedings;
(5)     I die, am declared incompetent, make an assignment for the benefit  of creditors, or become insolvent (either because my liabilities  exceed my assets or I am unable to pay my debts as they become due);
(6)     I make any written statement or provide any financial information  that is untrue or inaccurate when it was provided;
(7)     I do or fail to do something which causes you to believe that you  will have difficulty collecting the amount l owe you;
(8)     any collateral securing this note is used in a manner or for a  purpose which threatens confiscation by a legal authority;
(9)     I change my name or assume an additional name without first  notifying you;
(10)   I fail to plant, cultivate and harvest crops in due season;
(11)   any loan proceeds are used for a purpose that will contribute to  excessive erosion of highly erodible land, or to the conversion of  wetlands to produce an agricultural commodity, as explained in 7  C.F.R. Part 1940, Subpart G, Exhibit M.
REMEDIES: If I am in default on this note, you have, but are not limited  to, the following remedies:
(1)     You may demand immediate payment of everything I owe under  this note;
(2)     You may set off this debt against any right I have to the payment  of money from you, subject to the terms of the “SET-OFF”  paragraph;
(3)     You may demand security, additional security, or additional parties  to be obligated to pay this note as a condition for not using any  other remedy;
(4)     You may refuse to make advances to me or allow me to make  credit purchases;
(5)     You may use any remedy you have under state or federal law.
If you choose one of these remedies, you do not give up your right to  use any other remedy later. By waiving your right to declare an event to  be a default, you do not waive your right to later consider the event as a  default if it continues or happens again.
COLLECTION COSTS AND ATTORNEY’S FEES: I will pay all costs of  collection, replevin (an action for the recovery of property wrongfully  taken or detained), or any other or similar type of cost if I am in default.
In addition, if you hire an attorney to collect this note, I will pay  attorney’s fees plus court costs (except where prohibited by law). To the  extent permitted by the United States Bankruptcy Code, I will also pay  the reasonable attorney’s fees and costs you are charged to collect this  debt as awarded by any court under the Bankruptcy Code’s jurisdiction.
WAIVER: I give up my rights to require you to:
(1)     demand payment of amounts due (presentment);
(2)     obtain official certification of nonpayment (protest);
(3)     give notice that amounts due have not been paid (notice of  dishonor).
I waive any defenses I have based on suretyship or impairment of  collateral.
OBLIGATIONS INDEPENDENT: I must pay this note even if someone else  has also agreed to pay it (by, for example, signing this form or a separate  guarantee or endorsement).
You may sue me alone, anyone else obligated on this note, or any  number of us together, to collect this note. You may do so without any  notice that it has not been paid (notice of dishonor).
You may, without notice, release any party to the agreement without  releasing any other party.
If you give up any of your rights, with or without notice, it will not  affect my duty to pay this note.
Any extension of new credit to any of us, or renewal of this note by  all or less than all of us, will not release me from my duty to pay it. (Of  course, you are entitled to only one payment in full.) You may extend this  note or the debt represented by this note, or any portion of the note or  debt, from time to time without limit or notice. You may do this without  affecting my liability for payment of the note.
I will not assign my obligation under this agreement without your prior  written approval.
FINANCIAL INFORMATION: I will provide you, at your request, accurate,  correct and complete financial statements or information you need.
NOTICE: Unless otherwise required by law, you will give any notice to me  by delivering it or mailing it by first class mail to my last known address.  My current address is on page 1. I will inform you in writing of any  change in my address. I will give any notice to you by mailing it first class  to your address stated on page 1 of this agreement, or to any other  address you give me.

DATE OF TRANSACTION	PRINCIPAL ADVANCE	BORROWER’S INITIALS (not required)	PRINCIPAL PAYMENTS	PRINCIPAL BALANCE	INTEREST RATE	INTEREST PAYMENTS	INTEREST PAID THROUGH:
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$

© 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 2 of 2)

RIVERSIDE MANUFACTURING, INC.	Vermillion State Bank
14280 SUNFISH LAKE BLVD NW	107 East Main Street	Loan Number	54408616
RAMSEY MN 55303-4540	Vermillion, MN 55085	Date	12/15/10
		Maturity Date	ON DEMAND
		Loan Amount $	431,858.25
BORROWER’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	Renewal Of
“I”, “me” and “my” means each borrower above, together and separately.	“You” and “your” means the lender, its successors and assigns.

I promise to pay you, at your address listed above, the PRINCIPAL sum of Four hundred thirty one thousand eight hundred fifty eight & 25/100 Dollars $431,858.25
☒	Single Advance: I will receive all of the loan amount on DECEMBER 15, 2010. There will be no additional advances under this note.
☐	Multiple Advance: The loan amount shown above is the maximum amount I can borrow under this note. On _______________________________
I will receive $__________ and future principal advances are permitted.
Conditions: The conditions for future advances are

☐
Open End Credit: You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this feature. This feature expires on ______________________________________________.

	☐	Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from 12/15/10 at the rate of 8.50% per year until DECEMBER 15, 2011.
☐	Variable Rate: This rate may then change as stated below.
	☐	Index Rate: The future rate will be ________________________ the following index rate: ___________________________________________

	☐	No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.
	☐	Frequency and Timing: The rate on this note may change as often as __________________________________________________________.
A change in the interest rate will take effect _________________________________________________________________________________.
	☐	Limitations: During the term of this loan, the applicable annual interest rate will not be more than ________% or less than _________ %. The rate may not change more than % each _____________________.
Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
	☐	The amount of each scheduled payment will change. ☐ The amount of the final payment will change.
	☐	.
ACCRUAL METHOD: You will calculate interest on a Actual/360 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
	☐	on the same fixed or variable rate basis in effect before maturity (as indicated above).
	☒	at a rate equal to 18.00%.
☒	LATE CHARGE: If I make a payment more than 10 days after it is due, I agree to pay a late charge of 5.000% of the payment amount with a minimum of $5.00.
☐
ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which           ☐ are              ☐ are not                 included in the principal amount above: __________________________________________________________________________________________________.

☐	Authority: The interest rate and other charges for this loan are authorized by _________________________________________________________.
PAYMENTS: I agree to pay this note as follows:
☒	Interest: I agree to pay accrued interest On Demand, But If No Demand Is Made Then:
See Payment Schedule Below
☒	Principal: I agree to pay the principal On Demand, But If No Demand Is Made Then:
See Payment Schedule Below
☒
Installments: I agree to pay this note in 12 payments. The first payment will be $12,000.00 and will be due JANUARY 15, 2011. A payment of $12,000.00 will be due on the 15th day of each month. The final payment of the entire unpaid balance of principal and interest will be due DECEMBER 15, 2011.

ADDITIONAL TERMS:

☒ SECURITY: This note is separately secured by (describe separate document by type and date):
COMMERCIAL SECURITY AGREEMENT

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is REFINANCE EQUIPMENT LOAN.
SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today’s date.
         RIVERSIDE MANUFACTURING, INC.

Signature for Lender	SHELDON MAYER, PRESIDENT / SECRETARY

JOHN F POEPL
VICE PRESIDENT

UNIVERSAL NOTE © 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 1 of 2)

DEFINITIONS: As used on page 1, “☒” means the terms that apply to  this loan. “I”, “me” or “my” means each Borrower who signs this note  and each other person or legal entity (including guarantors, endorsers,  and sureties) who agrees to pay this note (together referred to as “us”).  “You” or “your” means the Lender and its successors and assigns.
APPLICABLE LAW: Minnesota law controls this note. Any term of this note which violates Minnesota law is not effective, unless the law permits you and me to agree to a variation.
If any provision of this agreement is unenforceable, the rest of the  agreement remains in force. I may not change this agreement without your express written consent. Time is of the essence in this agreement.
COMMISSIONS OR OTHER REMUNERATION: I understand and agree that  any insurance premiums paid to insurance companies as part of this note will involve money retained by you or paid back to you as commissions or  other remuneration.
In addition, I understand and agree that some other payments to third  parties as part of this note may also involve money retained by you or  paid back to you as commissions or other remuneration.
PAYMENTS: You will apply each payment I make on this note first to any  amount I owe you for charges which are neither interest nor principal.  You will apply the rest of each payment to any unpaid interest, and then  to the unpaid principal. If you and I agree to a different application of  payments, we will describe our agreement on this note.
I may prepay all or part of this loan without penalty unless we agree to  something different on this note. Any partial prepayment I make will not  excuse or reduce any later scheduled payment until this note is paid in full  (unless, when I make the prepayment, you and I agree in writing to the  contrary).
INTEREST: Interest accrues on the principal remaining unpaid from time  to time, until paid in full. If you give me my loan money in more than one  advance, each advance will start to earn interest only when I receive it.
The interest rate in effect on this note at any time will apply to all the  money you advance at that time. Regardless of anything in this document  that might imply otherwise, I will not pay and you will not charge a rate  of interest that is higher than the maximum rate of interest you could  charge under applicable law for the credit you give me (before or after  maturity).
If you send any erroneous notice of interest, we mutually agree to  correct it. If you collect more interest than the law and this agreement  allow, you agree to refund it to me.
INDEX RATE: The index will serve only as a device for setting the rate on  this note. You do not guarantee by selecting this index, or the margin,  that the rate on this note will be the same rate you charge on any other  loans or class of loans to me or other borrowers.
ACCRUAL METHOD: You will calculate the amount of interest I will pay  on this loan using the interest rate and accrual method on page 1 of this  note. When calculating interest, you will use the accrual method to  determine the number of days in a “year.” If you do not state an accrual  method, you may use any reasonable accrual method to calculate  interest.
POST MATURITY RATE: In deciding when the “Post Maturity Rate” (on  page 1) applies, “maturity” means: 1.) The date of the last scheduled  payment indicated on page 1 of this note, or; 2.) The date you accelerate  payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS: If this is a single advance loan, you and I  expect that you will make only one advance of principal. However, you  may add other amounts to the principal if you make any payments  described in the “PAYMENTS BY LENDER” paragraph below.
MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I  expect that you will make more than one advance of principal. If this is  closed-end credit. I am not entitled to additional credit if I repay a part of  the principal.
PAYMENTS BY LENDER: If you are authorized to pay, on my behalf,  charges I am obligated to pay (such as property insurance premiums),  then you may treat those payments made by you as advances and add  them to the unpaid principal under this note. Or, you may demand  immediate payment of the charges.
SET-OFF: You may set off any amount due and payable under this note  against any right I have to receive money from you.
“Right to receive money from you” means:
(1)     any deposit account balance I have with you;
(2)     any money owed to me on an item presented to you or in your possession for collection or exchange; and
(3)     any repurchase agreement or other nondeposit obligation.
“Any amount due and payable under this note” means the total  amount of which you are entitled to demand payment under the terms of  this note at the time you set off. This total includes any balance the due  date for which you properly accelerate under this note.
If someone who has not agreed to pay this note also owns my right to  receive money from you, your set-off right will apply to my interest in the  obligation, and to any other amounts I could withdraw on my sole request  or endorsement.
Your set-off right does not apply to an account or other obligation  where my rights are only as a representative. It also does not apply to  any Individual Retirement Account or other tax-deferred retirement  account.
You will not be liable for the dishonor of any check when the dishonor  occurs because you set off this debt against one of my accounts. I will  assume the liability and relieve you of all responsibility for any such claim  that occurs if you set off this debt against one of my accounts.

REAL ESTATE OR RESIDENCE SECURITY: If I am giving you any real  estate or a residence that is personal property, as security for this note, I  have signed a separate security agreement. Default and your remedies for  default are determined by applicable law and by the security agreement.  Default and your remedies may also be determined by the “Default” and “Remedies” paragraphs below, to the extent they are not prohibited by  law or contrary to the security agreement.
DEFAULT: I will be in default if any of the following happen:
(1)     I fail to make a payment on time or in the amount due;
(2)     I fail to keep the property insured, if required;
(3)     I fail to pay, or keep any promise, on any debt or agreement I have with you;
(4)     any other creditors of mine try to collect any debt I owe them  through court proceedings;
(5)     I die, am declared incompetent, make an assignment for the benefit  of creditors, or become insolvent (either because my liabilities  exceed my assets or I am unable to pay my debts as they become due);
(6)     I make any written statement or provide any financial information  that is untrue or inaccurate when it was provided;
(7)     I do or fail to do something which causes you to believe that you  will have difficulty collecting the amount l owe you;
(8)     any collateral securing this note is used in a manner or for a  purpose which threatens confiscation by a legal authority;
(9)     I change my name or assume an additional name without first  notifying you;
(10)   I fail to plant, cultivate and harvest crops in due season;
(11)   any loan proceeds are used for a purpose that will contribute to  excessive erosion of highly erodible land, or to the conversion of  wetlands to produce an agricultural commodity, as explained in 7  C.F.R. Part 1940, Subpart G, Exhibit M.
REMEDIES: If I am in default on this note, you have, but are not limited  to, the following remedies:
(1)     You may demand immediate payment of everything I owe under  this note;
(2)     You may set off this debt against any right I have to the payment  of money from you, subject to the terms of the “SET-OFF”  paragraph;
(3)     You may demand security, additional security, or additional parties  to be obligated to pay this note as a condition for not using any  other remedy;
(4)     You may refuse to make advances to me or allow me to make  credit purchases;
(5)     You may use any remedy you have under state or federal law.
If you choose one of these remedies, you do not give up your right to  use any other remedy later. By waiving your right to declare an event to  be a default, you do not waive your right to later consider the event as a  default if it continues or happens again.
COLLECTION COSTS AND ATTORNEY’S FEES: I will pay all costs of  collection, replevin (an action for the recovery of property wrongfully  taken or detained), or any other or similar type of cost if I am in default.
In addition, if you hire an attorney to collect this note, I will pay  attorney’s fees plus court costs (except where prohibited by law). To the  extent permitted by the United States Bankruptcy Code, I will also pay  the reasonable attorney’s fees and costs you are charged to collect this  debt as awarded by any court under the Bankruptcy Code’s jurisdiction.
WAIVER: I give up my rights to require you to:
(1)     demand payment of amounts due (presentment);
(2)     obtain official certification of nonpayment (protest);
(3)     give notice that amounts due have not been paid (notice of  dishonor).
I waive any defenses I have based on suretyship or impairment of  collateral.
OBLIGATIONS INDEPENDENT: I must pay this note even if someone else  has also agreed to pay it (by, for example, signing this form or a separate  guarantee or endorsement).
You may sue me alone, anyone else obligated on this note, or any  number of us together, to collect this note. You may do so without any  notice that it has not been paid (notice of dishonor).
You may, without notice, release any party to the agreement without  releasing any other party.
If you give up any of your rights, with or without notice, it will not  affect my duty to pay this note.
Any extension of new credit to any of us, or renewal of this note by  all or less than all of us, will not release me from my duty to pay it. (Of  course, you are entitled to only one payment in full.) You may extend this  note or the debt represented by this note, or any portion of the note or  debt, from time to time without limit or notice. You may do this without  affecting my liability for payment of the note.
I will not assign my obligation under this agreement without your prior  written approval.
FINANCIAL INFORMATION: I will provide you, at your request, accurate,  correct and complete financial statements or information you need.
NOTICE: Unless otherwise required by law, you will give any notice to me  by delivering it or mailing it by first class mail to my last known address.  My current address is on page 1. I will inform you in writing of any  change in my address. I will give any notice to you by mailing it first class  to your address stated on page 1 of this agreement, or to any other  address you give me.

DATE OF TRANSACTION	PRINCIPAL ADVANCE	BORROWER’S INITIALS (not required)	PRINCIPAL PAYMENTS	PRINCIPAL BALANCE	INTEREST RATE	INTEREST PAYMENTS	INTEREST PAID THROUGH:
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$
	$		$	$	%	$

© 1984, 1991 Bankers Systems, Inc., St. Cloud, MN Form UN-MN 3/7/2002	(page 2 of 2)